UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AMPLIFY ENERGY CORP.

(Exact name of registrant as specified in its charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AMPLIFY ENERGY CORP.
500 Dallas Street, Suite 1700
Houston, Texas 77002
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 3, 2026
Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Amplify Energy Corp. will be held virtually, conducted via live audio webcast on June 3, 2026, at 9:00 a.m. Houston time. You will be able to attend the Annual Meeting online and submit questions during the meeting by visiting www.cesonlineservices.com/ampy26_vm. In order to virtually attend, you must register in advance at www.cesonlineservices.com/ampy26_vm prior to June 2, 2026 at 9:00 a.m. Houston time. You will also be able to vote your shares electronically at the Annual Meeting.
The Annual Meeting is being held to consider and act on the following proposals:
1.
To elect five directors to our board of directors to hold office until our 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.
To ratify the appointment, by the Audit Committee of our board of directors, of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.
To approve, on a non-binding advisory basis, the compensation of our named executive officers;

4.
To approve the Amplify Energy Corp. 2024 Amended and Restated Equity Incentive Plan;

5.
To approve, by a non-binding vote, the frequency of stockholder advisory votes on the compensation of our named executive officers; and

6.
To transact such other business as may be properly presented at the Annual Meeting or any adjournment or postponement thereof.

These matters are more fully described in the accompanying proxy materials. Only stockholders of record at the close of business on April 10, 2026, the record date, are entitled to receive notice of and to vote at the Annual Meeting.
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy solicitation materials primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. On or about April 23, 2026, we will mail to each stockholder of record a Notice of Internet Availability of Proxy Materials with instructions on how to access the proxy materials, vote, or request paper copies.
We look forward to greeting those stockholders who are able to be present virtually at the Annual Meeting. However, regardless of whether you plan to be with us virtually at the Annual Meeting, it is important that your voice be heard. Accordingly, we request that you vote on the proxy card by telephone, by internet or by signing, dating and returning the proxy in the postage-paid envelope provided.
If you have any questions or require assistance with voting your proxy card, please contact our proxy solicitation firm, Sodali & Co., at
Sodali & Co.
430 Park Avenue
14th Floor
New York, NY 10022
Stockholders Call Toll-Free: (800) 662-5200
Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400
E-mail: AMPY@investor.sodali.com

By Order of the Board of Directors,
Eric M. Willis
Senior Vice President, General Counsel and Corporate Secretary
Houston, Texas
April 23, 2026
TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WE URGE YOU TO VOTE BY TELEPHONE OR THE INTERNET OR SUBMIT A PROXY BY MAIL, IN EACH CASE IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED ON THE NOTICE OF AVAILABILITY, WHETHER OR NOT YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE THE PROXIES YOU APPOINTED CAST YOUR VOTES, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.
If you need assistance, please call Sodali & Co., the firm assisting us in the solicitation of proxies in connection with the Annual Meeting. Stockholders may call toll free at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 3, 2026
This Notice of Annual Meeting of Stockholders and the accompanying proxy statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available free of charge at www.sec.gov.

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including statements regarding our plans and goals, made in this document are forward-looking. We use words such as anticipates, believes, expects, future, intends and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our Annual Report on Form 10-K dated March 9, 2026 (the “2025 Annual Report”).

i

AMPLIFY ENERGY CORP.
500 Dallas Street, Suite 1700
Houston, Texas 77002
PROXY STATEMENT
2026 ANNUAL MEETING OF STOCKHOLDERS
We have furnished this proxy statement (this “Proxy Statement”) to you because the Board of Directors (the “Board”) of Amplify Energy Corp., a Delaware corporation (referred to herein as the “Company,” “Amplify,” “Amplify Energy,” “we,” “us” or “our”), is soliciting your proxy to vote at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 3, 2026, at 9:00 a.m. Houston time. This year’s Annual Meeting will be a virtual meeting of stockholders, conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit questions during the meeting by visiting www.cesonlineservices.com/ampy26_vm. In order to virtually attend, you must register in advance at www.cesonlineservices.com/ampy26_vm prior to June 2, 2026 at 9:00 a.m. Houston time. You will also be able to vote your shares electronically at the Annual Meeting. By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting or any adjournment or postponement of the Annual Meeting. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper proxy.
We provide access to our proxy materials to our stockholders on the Internet. Accordingly, on or about April 23, 2026, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to stockholders. Stockholders will have the ability to access the proxy materials, including this Proxy Statement and voting instructions, on the website referred to in the Notice of Availability or request a printed set of the proxy materials to be sent to them by following the instructions in the Notice of Availability.
Regardless of whether you plan to be with us virtually at the Annual Meeting, it is important that your voice be heard. Accordingly, we request that you vote on the proxy card by telephone, by internet or by signing, dating and returning the proxy in the postage-paid envelope provided.
If you have any questions or require assistance with voting your proxy card, please contact our proxy solicitation firm, Sodali & Co., at
Sodali & Co.
430 Park Avenue
14th Floor
New York, NY 10022
Stockholders Call Toll-Free: (800) 662-5200
Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400
E-mail: AMPY@investor.sodali.com

INFORMATION ABOUT THE PROXY PROCESS AND VOTING
How do I virtually attend the Annual Meeting?
To virtually attend, participate in, and vote at the Annual Meeting, you must register in advance at www.cesonlineservices.com/ampy26_vm. Please have your control number included on your proxy card or voting instruction card (if your shares are held through a stockbroker or another nominee) available and follow the instructions to complete your registration request. After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Requests to register to participate in the Annual Meeting must be received no later than 9:00 a.m. Houston time on June 2, 2026. Online access to the audio webcast will open 30 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the Annual Meeting prior to the start time and allow ample time to log in to the meeting webcast and test your computer audio system.
Stockholders may submit questions live during the Annual Meeting. To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in virtual attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. In accordance with the rules of conduct, we ask that you limit your remarks to one brief question or comment that is relevant to the Annual Meeting or our business and that remarks are respectful of your fellow stockholders and meeting participants. Questions will be addressed in the Q&A portion of the Annual Meeting.
All stockholders who register to virtually attend the Annual Meeting will receive an email prior to the Annual Meeting containing the contact details of technical support in the event they encounter difficulties accessing the virtual meeting or during the meeting. Stockholders are encouraged to contact technical support if they encounter any technical difficulties with the meeting webcast.
Why am I receiving these materials?
We have furnished this Proxy Statement to you because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting.
Am I entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on April 10, 2026, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 41,287,437 shares of common stock, par value $0.01 per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting, with each such share of Common Stock entitling the holder of record on such date to one vote. There is no cumulative voting.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our Common Stock, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were held in an account at a broker, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to virtually attend the Annual Meeting. In order to virtually attend, you must register in advance at www.cesonlineservices.com/ampy26_vm prior to June 2, 2026 at 9:00 a.m. Houston time. You will also be able to vote your shares electronically at the Annual Meeting. If you are a beneficial shareholder and you wish to vote your shares online during the virtual Annual Meeting, rather than submitting your voting instructions before the Annual Meeting, you will need to contact your bank, broker or other nominee to obtain a legal proxy form that you must submit when voting online during the Annual Meeting.
Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a full set of proxy materials?
As permitted under the rules of the SEC, we are making our proxy materials available to our stockholders electronically via the Internet, rather than mailing paper copies of these materials to each stockholder. On or about April 23, 2026, the Company is sending the Notice of Availability to its stockholders of record as of the Record Date. You will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Availability includes (i) instructions on how to access the Company’s proxy materials and vote via the Internet, (ii) the date and time of the Annual Meeting, (iii) a description of the matters intended to be acted upon at the Annual Meeting, (iv) a list of the materials being made available electronically, (v) instructions on how a stockholder can request paper copies of the Company’s proxy materials, (vi) any control/identification numbers that a stockholder needs to access the proxy materials and (vii) information about voting online during the Annual Meeting.
Can I vote my shares by filling out and returning the Notice of Availability?
No. The Notice of Availability only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Availability and returning it. The Notice of Availability provides instructions on how to cast your vote. For additional information, see the question entitled “What are the different methods that I can use to vote my shares of Common Stock?” below.
What am I being asked to vote on?
You are being asked to vote on five proposals:
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Proposal 1 — the election of five directors of our Board to hold office until our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) or until their respective successors are duly elected and qualified;

•
Proposal 2 — the ratification of the appointment, by the Audit Committee of the Board (the “Audit Committee”), of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

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Proposal 3 — the approval, on a non-binding advisory basis, of the compensation of our named executive officers (“NEOs”);

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Proposal 4 — the approval of the Amplify Energy Corp. 2024 Amended and Restated Equity Incentive Plan; and

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Proposal 5 — the approval, by a non-binding vote, of the frequency of stockholder advisory votes on the compensation of our NEOs.

In addition, you are entitled to vote on any other matters that may properly come before the Annual Meeting.
How does the Board recommend that I vote my shares?
A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the Board’s recommendations. The Board’s recommendations can be found with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:
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Proposal 1 — FOR the election of each of the five director nominees;

•
Proposal 2 — FOR the ratification of the appointment, by the Audit Committee, of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

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Proposal 3 — FOR approving, on a non-binding advisory basis, the compensation of our NEOs;

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Proposal 4 — FOR approving the Amplify Energy Corp. 2024 Amended and Restated Equity Incentive Plan; and

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Proposal 5 — FOR approving, by a non-binding vote, holding stockholder advisory votes on the compensation of our NEOs at an interval of “every one year.”

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. The Board knows of no matters, other than those previously stated herein, to be presented for consideration at the Annual Meeting.
What are the different methods that I can use to vote my shares of Common Stock?
If you are a registered stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:
•
Via the Internet.   You may submit a proxy electronically via the Internet, using the website listed on the Notice of Availability. Please have the Notice of Availability in hand when you log onto the website. Internet voting facilities will close and will no longer be available on the date and time specified on the Notice of Availability.

•
By Telephone.   You may submit a proxy by telephone using the toll-free number listed on the Notice of Availability. Please have the Notice of Availability in hand when you call. Telephone voting facilities will close and will no longer be available on the date and time specified on the Notice of Availability.

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By Mail.   You may request a hard copy of the proxy card following the instructions on the Notice of Availability. You may submit a proxy by mail by completing, signing, dating and returning your proxy card in the provided pre-addressed envelope. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. The completed and signed proxy card must be received by the date specified on the Notice of Availability.

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During the Annual Meeting.   You may vote online during the Annual Meeting at www.cesonlineservices.com/ampy26_vm; however, virtually attending the meeting without completing a ballot will not count as a vote. To vote online during the Annual Meeting you will need to register in advance at www.cesonlineservices.com/ampy26_vm prior to June 2, 2026 at 9:00 a.m. Houston time. See the question above titled “Am I entitled to vote at the Annual Meeting?” for more information on voting during the Annual Meeting.

Regardless of whether or not you plan to virtually attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still virtually attend the Annual Meeting and vote online. In order to virtually attend, you must register in advance at www.cesonlineservices.com/ampy26_vm prior to June 2, 2026 at 9:00 a.m. Houston time. You will also be able to vote your shares electronically at the Annual Meeting. In such case, your previously submitted proxy will be disregarded.
If your shares are held in “street name,” you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will also be offered to stockholders owning shares through most banks and brokers.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet service providers and telephone companies.
Can I change my vote after submitting my proxy?
Yes. You may revoke your proxy in writing at any time before it is exercised at the Annual Meeting.
If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
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You may submit another properly completed proxy with a later date.

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You may send a written notice that you are revoking your proxy to our Corporate Secretary at 500 Dallas Street, Suite 1700, Houston, Texas 77002.

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You may virtually attend the Annual Meeting and vote online. Simply virtually attending the Annual Meeting will not, by itself, revoke your proxy. In order to virtually attend, you must register in advance at www.cesonlineservices.com/ampy26_vm prior to June 2, 2026 at 9:00 a.m. Houston time.

If your shares are held by your broker, bank, dealer or other agent, you should follow the instructions provided by them.
How are votes counted and how many votes are required to approve each proposal?
With respect to Proposal 1, directors will be elected by the affirmative vote of a majority of the shares of Common Stock present virtually or represented by proxy and entitled to vote on the election of directors. You may vote “FOR” a nominee to the Board, “AGAINST” a nominee to the Board or you may “ABSTAIN” from voting with respect to one or more nominees to the Board. Abstentions are considered shares of Common Stock present virtually or represented by proxy and entitled to vote on the election of directors and will have the same effect as votes “AGAINST” a nominee to the Board.
Each of Proposals 2, 3 and 4 requires the affirmative vote of a majority of the shares of Common Stock present virtually or represented by proxy and entitled to vote on the subject matter of such proposal. You may vote (with respect to Proposal 3, on an advisory basis) “FOR,” “AGAINST” or “ABSTAIN” for each of Proposals 2, 3 and 4. Abstentions are considered shares of Common Stock present virtually or represented by proxy and entitled to vote on the subject matter of the proposals and will have the same effect as votes “AGAINST” Proposals 2, 3 and 4.
With respect to Proposal 5, you may vote, on an advisory basis, “FOR” holding an advisory vote on the compensation paid to the Company’s NEOs every one, two or three years or you may “ABSTAIN” from the vote. For Proposal 5, a plurality of the shares of common stock present virtually or represented by proxy and entitled to vote on the subject matter of such proposal will constitute the recommendation of stockholders.
Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. Abstentions will have the same effect as votes against Proposals 1, 2, 3 and 4. Abstentions will not be considered as votes cast “FOR” or “AGAINST” Proposal 5 and will not affect the outcome of Proposal 5. Broker non-votes will have no effect on the outcome of each of the proposals.
Will my shares be voted if I do not provide my proxy and do not virtually attend the Annual Meeting?
If you are a stockholder of record and you do not vote online at the Annual Meeting or vote by proxy, then your shares will not be voted.
If you hold your shares in “street name,” your broker should ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For certain “routine” matters, even if you do not give your broker instructions on how to vote your shares, the broker may vote your shares in its discretion. This is a broker discretionary vote. The ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2) is considered routine under applicable rules. For matters not considered “routine,” if you do not give your broker instructions on how to vote your shares, the broker will return the proxy card without voting on that proposal. This is a broker non-vote. The proposals to elect directors (Proposal 1), to approve, on an advisory basis, the Company’s executive compensation (Proposal 3), to approve the Amplify Energy Corp. 2024 Amended and Restated Equity Incentive Plan (Proposal 4) and to approve, on an advisory basis, the frequency of holding an advisory vote on the Company’s executive compensation (Proposal 5) are not considered routine. As a result, no broker should vote your shares on these proposals without your specific instructions.
Who counts the votes?
We have engaged Sodali & Co., as our independent agent, to receive and tabulate votes at the Annual Meeting. Sodali & Co. will separately tabulate “FOR,” “AGAINST” or “ABSTAIN” votes, abstentions and broker non-votes, as applicable. Sodali & Co. has also been retained to be our election inspector to certify the results, determine the existence of a quorum and the validity of proxies, and perform any other acts required under the Delaware General Corporation Law (the “DGCL”).
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the majority of the outstanding shares of the Company entitled to vote generally in the election of directors are present virtually or represented by proxy at the Annual Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present or represented by proxy, may adjourn the Annual Meeting to another time or place.
Who is paying for this proxy solicitation?
We will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Availability, Notice of Annual Meeting of Stockholders and this Proxy Statement and the related materials. We have retained Sodali & Co. to aid in the solicitation of proxies, for which we will pay an amount that we estimate will not exceed $25,000, plus expenses. In addition to solicitation by mail, our directors, officers and employees may solicit proxies in person or by telephone, e-mail, facsimile or other means, without additional compensation. We may also reimburse brokers, banks, dealers and other agents for the cost of forwarding proxy materials to beneficial owners.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.
When are stockholder proposals due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), your proposal must be submitted in writing to our Corporate Secretary at 500 Dallas Street, Suite 1700, Houston, Texas 77002 and received by December 24, 2026, unless the Company notifies stockholders otherwise.
Any stockholder of record who desires to submit a proposal, including to nominate candidates for election to the Board, for action at next year’s annual meeting other than pursuant to Rule 14a-8 (a “Non-Rule 14a-8 Proposal”), must give written notice of an intent to make a Non-Rule 14a-8 Proposal to the Company in writing to our Corporate Secretary at 500 Dallas Street, Suite 1700, Houston, Texas 77002 and received no earlier than the close of business on February 3, 2027 and no later than the close of business on March 5, 2027; provided that, if the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after June 3, 2027, the deadline is not earlier than the 120th day prior to the date of the 2027 Annual Meeting and not later than the close of business on the 90th day prior to the 2027 Annual Meeting or, if the first public announcement of the date of the 2027 Annual Meeting is less than 100 days prior to the date of the 2027 Annual Meeting, the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made. You are also advised to review our third amended and restated bylaws (“Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations.
Who should I call if I have questions about the Annual Meeting?
If you have any questions or require assistance with voting your proxy card, or if you need additional copies of the proxy materials, please contact our proxy solicitation firm, Sodali & Co., at

Sodali & Co.
430 Park Avenue
14th Floor
New York, NY 10022
Stockholders Call Toll-Free: (800) 662-5200
Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400
E-mail: AMPY@investor.sodali.com

DIRECTORS AND DIRECTOR NOMINEES
Directors
The Board currently is composed of five members: Deborah G. Adams, Clint Coghill, Daniel Furbee, Christopher W. Hamm (Chairman) and Todd R. Snyder.
The Nominating and Governance Committee has recommended, and our Board has nominated, Ms. Adams and Messrs. Coghill, Furbee, Hamm and Snyder for election as directors at the Annual Meeting.
Director Nominees
After the Annual Meeting, assuming the stockholders elect the nominees of the Board as set forth in “Proposal 1 — Election of Directors”, the members of the Board will be:
Name	Age (as of April 23, 2026)	Position with the Company
Deborah G. Adams	65	Director
Clint Coghill	54	Director (Lead Independent Director)
Daniel Furbee	43	Director
Christopher W. Hamm	59	Director (Chairman)
Todd R. Snyder	63	Director
The Company’s directors serve for a one-year term. Directors may be removed from office either for or without cause upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company entitled to vote generally for the election of directors.
Set forth below is biographical information for the nominees. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.
Deborah G. Adams has served as a member of the board of directors of Amplify Energy Corp. since April 2022. Ms. Adams has over 35 years of energy industry experience, as a leader with particular focus on health, safety, and sustainability, project management, procurement and transportation. Prior to retirement, Ms. Adams served as Senior Vice President of Health, Safety, and Environmental, Projects and Procurement at Phillips 66 from June 2014 to October 2016. In this role, Ms. Adams oversaw all regulatory affairs and processes, reported directly to the company’s CEO, and regularly presented to the board of directors. She was responsible for improved safety performance across the entire company along with overseeing a number of new facilities projects worth over a billion dollars, all completed on budget and on time. Prior to this role, Ms. Adams held roles of increasing responsibility, including President Transportation and Chief Procurement Officer, at Phillips 66 and predecessor companies since 1983. Ms. Adams previously served on the boards of directors of MRC Global from October 2017 to November 2025, where she served as chair of the board of directors beginning in November 2024, EnLink Midstream from March 2020 to January 2025, and Gulfport Energy from March 2018 to May 2021. She also currently serves on the board of directors of Austin Industries, a privately-held, employee-owned construction company. Ms. Adams previously served her alma mater, Oklahoma State University, as a member of the foundation board of trustees. Ms. Adams also previously served as a member of the Advisory Board for the TriCities Chapter of the National Association of Corporate Directors from May 2021 to May 2025. Ms. Adams holds a B.S. in Chemical Engineering from Oklahoma State University.
The Board believes Ms. Adams’ extensive leadership experience in the midstream and downstream businesses, procurement and information systems in the oil and natural gas industry and her health, safety and environmental expertise bring significant value to the Board.
Clint Coghill has served as a member of the board of directors and Lead Independent Director of Amplify Energy Corp. since May 2025. Mr. Coghill brings over 30 years of experience as a successful money manager, software entrepreneur, and philanthropist. Mr. Coghill is the Founder of Backstop Solutions

Group, LLC, an industry-leading service company redefining the way firms operate in private markets and reshaping the institutional investment industry. From 2003 to 2021, Mr. Coghill served as Chairman of the board of directors and Chief Executive Officer of Backstop Solutions Group, LLC from 2013 until its sale to ION Analytics in 2021 where he then was the Head of the Investor Segment until early 2025. Prior to that, he served as President and Chief Investment Officer of Coghill Capital Management, LLC. Mr. Coghill currently serves as the chairman of the board of the Coghill Family Foundation and serves on the board of directors of New Moly, LLC. Mr. Coghill holds a B.A. in Business Administration from the University of Arizona and an M.B.A. from the London Business School.
The Board believes Mr. Coghill’s business background and investment experience bring significant value to the Board.
Daniel Furbee has served as Chief Executive Officer and a member of the board of directors of Amplify Energy Corp. since July 2025. Mr. Furbee previously served as Senior Vice President and Chief Operating Officer of Amplify Energy Corp. from March 2023 to July 2025. Prior to joining Amplify, Mr. Furbee served as a partner at Sentinel Petroleum from February 2022 to March 2023, as an independent advisor for various companies from January 2021 to January 2022, as the Executive Vice President and Chief Operating Officer of Riviera Resources, Inc. from August 2018 to December 2020, as Linn Energy Inc.’s Vice President of Asset and Business Development from March 2018 to August 2018 and as Vice President of Business Development and Asset Development for Sanchez Energy Corporation from September 2013 to February 2018. From 2005 to August 2013, Mr. Furbee served in various engineering roles of increasing responsibilities at Linn Energy, LLC. Mr. Furbee holds a Bachelor of Science in Petroleum Engineering from Marietta College and a Master of Business Administration from the University of Houston. Mr. Furbee is also a Professional Engineer registered with the State of Texas.
The Board believes Mr. Furbee’s experience in the oil and natural gas industry and intimate familiarity with the Company bring significant value to the Board.
Christopher W. Hamm has served as the Chairman of the board of directors of Amplify Energy Corp. since January 2021. He previously served as the Company’s Lead Director since April 2020, until his appointment as Chairman, and has served as a member of the board of directors of the Company since August 6, 2019. Mr. Hamm previously served as a member of the board of directors of Amplify Energy Corp. from its inception in May 2017 until the closing of the merger with Midstates Petroleum Company, Inc. in August 2019. Mr. Hamm has spent the majority of his 35-year career as a founder, CEO, professional investor, advisor and director of both public and private organizations. He is currently Chairman & CEO of Axys Capital, an institutional investment advisor and manager he founded in 2009, and CEO of Axys Data, a fintech company he founded in 2001. Mr. Hamm founded, and was Chairman, CEO and CIO of Memorial Investment Advisors, a registered investment advisor, and Memorial Funds, an institutional multi-fund registered investment company, where he served as Chairman and CEO. Prior to founding his own firms, Mr. Hamm served as Executive Director — Institutional Services at CIBC Oppenheimer, Senior Vice President — Capital Markets at PaineWebber, and Vice President — Taxable Fixed Income at Howard Weil Labouisse & Friederichs.
The Board believes Mr. Hamm’s extensive investment experience and intimate familiarity with the Company bring significant value to the Board.
Todd R. Snyder has served as a member of the board of directors of Amplify Energy Corp. since October 2016. Mr. Snyder is a managing director and global head of the Piper Sandler restructuring group, TRS Advisors since 2017. Prior to joining Piper Sandler, Mr. Snyder was Chief Executive Officer at TRS Advisors. Before that he was executive vice chairman of Rothschild & Co. and co-head of the North American restructuring advisory business. Previously, he was a managing director in the restructuring and reorganization group at Peter J. Solomon Company. Prior to joining Peter J. Solomon Company, Mr. Snyder was a managing director at KPMG Peat Marwick in the corporate recovery group where he was also national director of the corporate recovery practice for government enterprises (regulated and privatizing industries). Prior to his move to investment banking, he practiced law in the business reorganization department of Weil, Gotshal & Manges LLP. Mr. Snyder was a commissioner of the New York State Gaming Commission and a member of New York State’s financial restructuring board for local governments. He previously served as a director of GenCorp Inc., AMC Financial, Inc. and EcoStim Energy Solutions.

Mr. Snyder currently serves as a trustee for non-profit organization BRC (Bowery Residents Committee). Mr. Snyder received a B.A. from Wesleyan University and a J.D. from the University of Pennsylvania Law School.
The Board believes that Mr. Snyder’s extensive financial expertise and experience in representing public and private companies in complex financial transactions bring important experience and skill to the Board.

EXECUTIVE OFFICERS
The following individuals serve as our executive officers as of the date of this Proxy Statement. Officers serve at the discretion of the Board.
Name	Age (as of April 23, 2026)	Position with the Company
Natasha France	42	Vice President and Chief Accounting Officer
James Frew	48	President and Chief Financial Officer
Daniel Furbee	43	Chief Executive Officer
Eric M. Willis	47	Senior Vice President, General Counsel and Corporate Secretary
Set forth below is biographical information for our executive officers.
Natasha France has served as Vice President and Chief Accounting Officer of Amplify Energy Corp. since November 2025. Prior to her appointment as Vice President and Chief Accounting Officer of the Company, Ms. France served as Assistant Controller since May 2022 and has been with Amplify Energy for ten years in various accounting roles. She began her career in public accounting with KPMG LLP. Ms. France holds a Bachelor of Business Administration degree in Accounting and Business Administration from Bloomsburg University of Pennsylvania. She is a Certified Public Accountant in Pennsylvania and a member of the Texas Society of Certified Public Accountants.
James Frew has served as President and Chief Financial Officer of Amplify Energy Corp. since July 2025. Mr. Frew previously served as Senior Vice President and Chief Financial Officer of Amplify Energy Corp. from April 2023 to July 2025. Prior to joining Amplify, Mr. Frew was a partner at Sentinel Petroleum from March 2022 to April 2023. Previously, Mr. Frew served as Executive Vice President and Chief Financial Officer of Riviera Resources, Inc. from August 2018 to October 2020, and as Linn Energy’s Vice President of Marketing and Midstream from May 2014 to August 2018 and Director of Business Development, Strategy and Planning from May 2011 to May 2014. From August 2002 to May 2011, Mr. Frew held several roles in the Natural Resources division of the J.M. Huber Corporation. Mr. Frew started his career as a management consultant at the Parthenon Group. Mr. Frew holds a Bachelor of Arts in Economics and Political Science from Williams College.
Daniel Furbee has served as Chief Executive Officer and a member of the board of directors of Amplify Energy Corp. since July 2025. Mr. Furbee previously served as Senior Vice President and Chief Operating Officer of Amplify Energy Corp. from March 2023 to July 2025. Prior to joining Amplify, Mr. Furbee served as a partner at Sentinel Petroleum from February 2022 to March 2023, as an independent advisor for various companies from January 2021 to January 2022, as the Executive Vice President and Chief Operating Officer of Riviera Resources, Inc. from August 2018 to December 2020, as Linn Energy Inc.’s Vice President of Asset and Business Development from March 2018 to August 2018 and as Vice President of Business Development and Asset Development for Sanchez Energy Corporation from September 2013 to February 2018. From 2005 to August 2013, Mr. Furbee served in various engineering roles of increasing responsibilities at Linn Energy, LLC. Mr. Furbee holds a Bachelor of Science in Petroleum Engineering from Marietta College and a Master of Business Administration from the University of Houston. Mr. Furbee is also a Professional Engineer registered with the State of Texas.
Eric M. Willis has served as Senior Vice President, General Counsel and Corporate Secretary of Amplify Energy Corp. since August 2019. Mr. Willis previously served as Vice President and General Counsel of Amplify Energy Corp. from December 2017 to August 2019. From April 2015 to December 2017, Mr. Willis was a partner in the capital markets practice group at Kirkland & Ellis LLP in Houston, Texas, representing oil and gas clients. Prior to joining Kirkland & Ellis, he practiced corporate and securities law from September 2008 to April 2015 at Latham & Watkins LLP in Houston, Texas and Orange County, California. Mr. Willis holds a Juris Doctorate from The University of Texas at Austin School of Law and Bachelor of Science in Chemistry from the United States Military Academy.

CORPORATE GOVERNANCE MATTERS
Corporate Governance Guidelines
The Board believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders. The Company’s Corporate Governance Guidelines cover the following principal subjects:
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role and functions of the Board and its Chairman;

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qualifications and independence of directors;

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size of the Board and director selection process;

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committee functions and independence of committee members;

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meetings of non-employee directors;

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self-evaluation;

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ethics and conflicts of interest (a copy of the current “Code of Business Conduct and Ethics” is posted on the Company’s website at www.amplifyenergy.com);

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compensation of the Board;

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succession planning;

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access to senior management and to independent advisors;

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new director orientation; and

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continuing education.

The “Corporate Governance Guidelines” are posted on the Company’s website at www.amplifyenergy.com. The Corporate Governance Guidelines will be reviewed periodically and as necessary by the Company’s Nominating and Governance Committee, and any proposed additions to or amendments of the Corporate Governance Guidelines will be presented to the Board for its review, consideration, and approval. The New York Stock Exchange (the “NYSE”) has adopted rules that require listed companies to adopt governance guidelines covering certain matters. The Company believes that the Corporate Governance Guidelines comply with the NYSE rules.
Board Leadership
Leadership of the Board is vested in a Chairman of the Board. Christopher W. Hamm has served as the Chairman of the Board of the Company since January 19, 2021.
As stated in our Corporate Governance Guidelines, the Board believes that whether to have the same person occupy the offices of Chairman of the Board and Chief Executive Officer should be decided by the Board, from time to time, in its business judgment after considering relevant circumstances. Our Board presently believes that having a separate Chairman and CEO provides the best Board leadership structure for the Company and its present needs.
Additionally, pursuant to our Corporate Governance Guidelines and upon the recommendation of the Nominating and Governance Committee, the directors determined that it is optimal for the Board to have a “Lead Independent Director” to preside over the meetings of the non-management directors in executive session (i) where the Chairman of the Board is not an independent director or (ii) where the Chairman of the Board is independent but is not present. Mr. Coghill was appointed as the Lead Independent Director by the Board on May 16, 2025.
Our current Board structure, together with our other corporate governance practices, provides strong independent oversight of management, while ensuring clear strategic alignment throughout the Company. The Board also recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that the optimal

Board leadership structure may vary as circumstances warrant. Consistent with this understanding, non-employee directors consider the Board’s leadership structure on an annual basis.
Director Independence
The Company’s standards for determining director independence require the assessment of directors’ independence each year. A director cannot be considered independent unless the Board affirmatively determines that he or she does not have any relationship with management or the Company that may interfere with the exercise of his or her independent judgment, including any of the relationships that would disqualify the director from being independent under the rules of the NYSE.
The Board has assessed the independence of each non-employee director under the Company’s guidelines and the independence standards of the NYSE. The Board affirmatively determined that Ms. Adams and Messrs. Coghill, Hamm and Snyder are independent.
In connection with its assessment of the independence of each non-employee director, the Board also determined that (i) Messrs. Hamm and Snyder and Ms. Adams are independent, as defined in Section 10A of the Exchange Act, and under the standards set forth by the NYSE applicable to members of the Audit Committee and (ii) Messrs. Coghill, Hamm and Snyder and Ms. Adams are independent under the standards set forth by the NYSE applicable to members of the Compensation Committee of the Board (the “Compensation Committee”).
Board Refreshment and Inclusion
Our Board is committed to maintaining an effective framework for the functioning of the Board and its committees. Although the Board has not established a formal policy on inclusion, the Board believes that a variety of viewpoints is important and enhances the effectiveness of the Board in its oversight role. The Board will assess, on an annual basis, the skills and characteristics that candidates for election to the Board should possess, as well as the composition of the Board as a whole. This assessment will include the qualifications under applicable independence standards and other standards applicable to the Board and its committees, as well as consideration of background, experience, character, potential conflicts of interest, business acumen, skills and other factors the Board deems relevant in the context of the needs of the Board. Further, the Board does not discriminate based on race, ethnicity, religion, sexual orientation, age, gender, ancestry or national origin.
Since the beginning of 2022, our Board has undergone significant change as part of a conscious effort to refresh the Board and augment its composition with a wide range of complementary skills and experiences to ensure that it is positioned to effectively oversee the execution of the Company’s strategy and manage its risks and opportunities. We believe that our Board consists of a group of highly qualified leaders and represents an appropriate mix of backgrounds and perspectives that we believe enhances the quality of the Board’s deliberation. The graphics below illustrate the expected composition of our Board following the Annual Meeting with respect to age and tenure:
Director Age (Average: 56.8 Years)	Director Tenure (Average: 4.2 Years)

Financial Literacy of Audit Committee and Designation of Financial Experts
The Board evaluates each of the members of the Audit Committee for financial literacy and the attributes of a financial expert at least annually, and most recently in March 2026. The Board determined that each of the Audit Committee members is financially literate and that independent director Mr. Snyder is an audit committee financial expert as defined by the SEC.
Oversight of Risk Management
Except as discussed below, the Board as a whole oversees the Company’s assessment of major risks and the measures taken to manage such risks. For example, the Board:
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oversees management of the Company’s commodity price risk through regular review with executive management of the Company’s derivatives strategy, and the oversight of the Company’s policy that limits the Company’s authority to enter into derivative commodity price instruments to a specified level of production, above which management must seek Board approval;

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establishes specific dollar limits on the commitment authority of members of senior management and requires Board approval of expenditures exceeding that authority and of other material contracts and transactions; and

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reviews management’s capital spending plans, approves the Company’s capital budget and requires that management present for Board review significant departures from those plans.

The Audit Committee is responsible for overseeing the Company’s assessment and management of financial reporting and internal control risks, as well as other financial risks, such as the credit risks associated with counterparty exposure. Management and the Company’s independent registered public accountants report regularly to the Audit Committee on those subjects. The Board does not consider its role in oversight of the Company’s risk management function to be relevant to its choice of leadership structure.
Further, the Nominating and Governance Committee assists the Board in its general oversight of the Company’s initiatives, policies and performance regarding environmental, social and governance (“ESG”) matters, environmental, health and safety (“EHS”) matters and risk management matters. The Nominating and Governance Committee has primary responsibility for oversight of the Company’s initiatives and policies relating to ESG matters and the Company’s initiatives and performance relating to EHS matters, including regulatory compliance.
Attendance at Annual Meetings
The Board encourages all directors to attend the annual meetings of stockholders, if practicable. All of our directors then in office attended our 2025 Annual Meeting of Stockholders. We anticipate that all of our directors will attend the Annual Meeting.
Board Performance Evaluations
Our Board conducts an annual self-evaluation to determine whether the Board and its committees are functioning effectively. The Nominating and Governance Committee leads the Board in its annual self-evaluations, which includes determining the nature of the evaluation and overseeing the conduct of the evaluation as well as sharing the results of the evaluation with the full Board for further discussion. In conducting the self-evaluation process, the Board identifies areas of focus with respect to the Board and its committees, including opportunities to enhance the Board’s composition and improve its effectiveness.
Insider Trading Policy
We have adopted an Insider Trading Policy (the “Insider Trading Policy”) governing the purchase, sale and/or other dispositions of our securities by our directors, officers and employees and by us that is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the listing standards of the NYSE. A copy of the Insider Trading Policy is included as an exhibit to the 2025 Annual Report.
Anti-Hedging and Anti-Pledging
Our Insider Trading Policy prohibits our employees and non-employee directors from hedging or pledging our equity securities. Specifically, the Insider Trading Policy prohibits our employees and non-employee directors from engaging in any speculative transactions involving our equity securities, including buying and selling prepaid variable forward contracts, equity swaps, collars, puts, calls or other derivative securities that are designed to hedge or speculate on changes in the market value of equity securities of the Company. The Insider Trading Policy also prohibits our employees and non-employee directors from holding equity securities of the Company in a margin account or pledging equity securities of the Company as collateral for a loan or other type of financial transaction. Any such activity would require the approval and authorization of either the Chief Compliance Officer or General Counsel.
Stock Ownership Guidelines
Our stock ownership guidelines are intended to further align the interests of our NEOs, senior vice presidents and non-employee directors with the interests of our stockholders. Under this policy, covered executive officers and non-employee directors must hold shares of our Common Stock equal to a multiple, based upon position, of their base salary or annual cash retainer, as applicable. The multiples applicable to covered executive officers and non-employee directors are as follows:
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Chief Executive Officer, three-times base salary;

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Mr. Frew and Senior Vice Presidents, two-times base salary; and

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Non-employee directors, four-times annual cash retainer.

Covered executive officers and non-employee directors have until five years after first becoming subject to the stock ownership guidelines to achieve compliance with the policy. Further, until guidelines are met, each non-employee director shall retain a minimum of 60% of the cumulative shares granted to him or her pursuant to any equity incentive plan of the Company for so long as he or she is a covered person under the guidelines. Shares counted toward meeting the requirement include directly owned shares, shares obtained through stock option exercises, unvested restricted stock or RSUs (net of taxes), and vested shares in the Company’s 401(k) plan. Shares that covered executives and non-employee directors have the right to acquire through the exercise of stock options (whether or not vested) and unvested performance-based equity awards are not included for purposes of determined stock ownership requirements. Compliance with the stock ownership guidelines is measured annually. As of the date of this report, subject to the transition period described above, all covered officers and non-employee directors are in compliance with the policy or are expected to be in compliance with the policy.
Stockholder Communications with the Board
Should stockholders wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of the Corporate Secretary at 500 Dallas Street, Suite 1700, Houston, Texas 77002. The mailing envelope must contain a clear notation indicating that the enclosed letter is an “AMPY Stockholder-Board Communication” or “AMPY Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. The Company’s General Counsel will review each communication received from stockholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (i) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication and (ii) the communication falls within the scope of matters generally considered by the Board. If the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company’s General Counsel may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. If requested, any questions or comments will be kept confidential to the extent reasonably possible. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee is presently or has been an officer or employee of the Company. In addition, during the last fiscal year, no executive officer served as a member of the board or the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board) of any entity in which a Board member is an executive officer.

MEETINGS AND COMMITTEES OF THE BOARD
Meetings of the Board
In 2025, the Board held 17 meetings. All of the directors as of December 31, 2025 attended at least 75% of such aggregate meetings of the Board and any committees on which they served occurring during 2025.
The non-management directors meet regularly in executive sessions without management participation. The directors meeting in such executive sessions do not constitute a committee of the Board and thus do not take action at such sessions; however, the participating directors may make recommendations for consideration by the full Board. The director who presides at these meetings will be the Chairman of the Board (if such person is an independent director), or in the Chairman’s absence or if the Chairman is not an independent director, by the Lead Independent Director, who shall have been selected and recommended to the Board by the Nominating and Governance Committee. See “Corporate Governance Matters — Board Leadership” for more information regarding the Company’s current Chairman and Lead Independent Director.
Committees of the Board
The Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.
Audit Committee
The members of the Audit Committee are Messrs. Hamm and Snyder (Chair) and Ms. Adams. The Audit Committee held 4 meetings during 2025.
The Audit Committee assists the Board by overseeing responsibilities regarding the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent registered public accounting firm and the effectiveness and performance of the Company’s internal audit function.
Additional information regarding the functions performed by the Audit Committee and its membership is set forth in the “Report of the Audit Committee of the Board” section included herein and also in the “Audit Committee Charter,” which is posted on the Company’s website at www.amplifyenergy.com/investor-relations/corporate-governance/governance-documents/default.aspx.
Compensation Committee
The members of the Compensation Committee are Messrs. Coghill, Hamm (Chair) and Snyder and Ms. Adams. The Compensation Committee held 4 meetings during 2025.
Responsibilities of the Compensation Committee, which are discussed in detail in the “Compensation Committee Charter” that is posted on the Company’s website at www.amplifyenergy.com/investor-relations/corporate-governance/governance-documents/default.aspx, include, among other duties:
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periodic review of the compensation, employee benefit plans and fringe benefits paid to, or provided for, executive officers of the Company;

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approval of the annual salaries, bonuses and share-based awards paid to the Company’s executive officers;

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periodic review and recommendation to the full Board of the total compensation for each non-employee director for services as a member of the Board and its committees; and

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oversight of all matters of executive compensation policy.

The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee may form and delegate some or all of its authority to subcommittees when it deems appropriate. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of the Board, consultants or advisors, and such other persons as the Compensation Committee or its chairperson may determine in an informational or advisory capacity.
Our Chief Executive Officer annually reviews the competitive pay, position and performance of each member of senior management other than himself, taking into consideration third-party compensation survey data and other input from the Compensation Committee’s independent compensation consultant. Our Chief Executive Officer’s conclusions and recommendations, including those for base salary adjustments and award amounts for the current year and target annual award amounts for the next year under our bonus plan, are presented to the Compensation Committee. The Compensation Committee makes all compensation decisions and approves all share-based awards for our NEOs and other officers at or above the senior vice president level. The Compensation Committee may exercise its discretion in modifying any compensation adjustment or awards to any executive officer, including reducing or increasing the payment amount for one or more components of such awards.
Our Board annually considers the performance of our Chief Executive Officer. The Compensation Committee determines all components of our Chief Executive Officer’s compensation and meets outside the presence of all of our executive officers to consider appropriate compensation for our Chief Executive Officer.
Additional information regarding the functions performed by the Compensation Committee and its membership is set forth in the “Compensation Committee Charter,” which is posted on the Company’s website at www.amplifyenergy.com/investor-relations/corporate-governance/governance-documents/default.aspx.
Nominating and Governance Committee
The members of the Nominating and Governance Committee are Ms. Adams (Chair) and Messrs. Hamm and Snyder. The Nominating and Governance Committee held 4 meetings during 2025.
The Nominating and Governance Committee assists the Board in evaluating potential new members of the Board, recommending committee members and structure, and advising the Board about corporate governance practices, including environmental, social and governance, environmental, health and safety and risk management matters.
The Nominating and Governance Committee has several methods of identifying Board candidates. First, the committee considers and evaluates whether or not the existing directors whose terms are expiring remain appropriate candidates for the Board. Second, the committee requests from time to time that its members and the other Board members identify possible candidates. Third, the committee has the authority to retain one or more search firms to aid in its search. The search firm assists the Board in identifying potential Board candidates, interviewing those candidates and conducting investigations relative to their background and qualifications.
Additional information regarding the functions performed by the Nominating and Governance Committee is set forth in the “Nominating and Governance Committee Charter,” which is posted on the Company’s website at www.amplifyenergy.com/investor-relations/corporate-governance/governance-documents/default.aspx.

SUSTAINABILITY
We believe that it is of the utmost importance to conduct our business in a way that is consistent with our reputation of operating in a responsible and ethical manner that will serve to protect our employees and contractors, and the environments in which we operate, while supporting the communities in which we live and work. Consistent with this mission, the Board and specifically the Nominating and Governance Committee, along with management, oversees the Company’s environmental, social and governance initiatives with a focus on long-term, sustainable investments in our operations, team member development, and protecting the environment in the best interests of all of our stakeholders. The Board is also committed to effective and sustainable corporate governance, which we believe strengthens Board and management accountability, promotes the long-term interests of our stockholders, and helps build public trust in our Company. We seek to continuously evaluate the business to identify risks and opportunities, including risk associated with climate change and current and potential related regulations. Our commitment to sustainability is outlined in our Sustainability Results, which we published in November 2025. In the creation of our Sustainability Results, we considered various frameworks, including the Sustainability Accounting Standards Board’s Oil and Gas and Exploration and Production Sustainability Accounting Standards, the Global Sustainability Standards Board’s Global Reporting Initiative and associated Oil & Gas Sector Standards, and the United Nations Sustainable Development Goals. Information included in our Sustainability Results is not incorporated by reference into this Proxy Statement or any of our other filings with the SEC or considered to be part of this document.
Below are additional highlights of our sustainability program.
Environmental
Greenhouse Gas Emissions
We look for opportunities to reduce direct greenhouse gas (“GHG”) emissions associated with our operations. We report total Scope 1 emissions resulting from our operations to the U.S. Environmental Protection Agency and other agencies consistent with regulatory requirements. We seek to limit and reduce GHG emissions throughout the development and production lifecycle, primarily by focusing on operational efficiencies and innovative technologies.
Water Management & Biodiversity Impacts
We seek to reduce our environmental impact on local water supplies by focusing on proper sourcing, recycling, reuse and safe disposal of water throughout our operations. We also look for ways to reduce our water use by adopting best practices and utilizing advancing technologies in connection with our drilling, completion and production operations and by prioritizing water recycling where feasible. The Company has no operations in areas with High or Extremely High Baseline Water Stress as classified by the World Resource Institute’s Water Risk Atlas tool (i.e., Aqueduct). The substantial majority of the water used in our onshore operations is produced saltwater. Water that is produced in our operations is processed and treated according to strict EPA regulations before it is injected back into the producing reservoirs to maintain pressure.
We monitor and identify trends in oil spills and produced water, and we look to mitigate and reinforce prevention with employees and contractors. We track, record, and determine the cause of spills, maintain spill prevention plans, employ routine inspections and maintenance by trained personnel to verify that controls are functioning properly, and require annual training for our operations personnel to review the requirements of the plan and personnel responsibilities.
Human Capital
Safety
Safety is our highest priority, and we are dedicated to the wellbeing of our employees, contractors, business partners, stakeholders and the environment. We promote safety with a robust health and safety program, which includes employee orientation and training, contractor management, risk assessment, hazard identification and mitigation, audits, incident reporting and investigation, and corrective and preventative action development.
In addition, we employ environmental, health and safety personnel at each of our asset locations, who provide in-person safety training and regular safety meetings. We also utilize learning management software to provide safety training on a variety of topics, and we contract with third-party technical experts to facilitate training on specialized topics that are unique to each of our areas of operation.
It is our policy to provide our employees with a safe and healthy workplace and to follow procedures aimed at safeguarding employees. We believe accident prevention and efficiency in production run hand-in-hand. Our internal Stop Work Authority empowers employees to pause operations so that an observed potential hazard can be eliminated or mitigated.
We are committed to maintaining a safe and healthy work environment by complying with state and federal regulations concerning the health and safety of our employees. Our employees are expected to demonstrate a cooperative spirit by working together to help us in this effort. As such, every employee is directly responsible for the proper care and use of Amplify property and equipment placed in their charge, either temporarily or on a regular basis.
Compensation
We operate in a highly competitive environment and have designed our compensation program to attract, retain and motivate talented and experienced individuals. Our compensation philosophy is designed to align the interests of our workforce with those of our stakeholders and to reward them for achieving the Company’s business and strategic objectives and driving shareholder value. We consider competitive market compensation paid by our peers and other companies comparable to us in size, geographic location and operations in order to ensure our compensation remains competitive and fulfills our goal of recruiting and retaining talented employees.
Training and Development
We are committed to the training and development of our employees. Employees are regularly provided training opportunities to develop skills in leadership, safety, and technical acumen, which bolsters our efforts in conducting business in a safe manner and with high ethical standards. Further, we believe that supporting our employees in achieving their career and development goals is a key element of our approach to attracting and retaining top talent. We encourage our employees to advance their knowledge and skills and to network with other professionals in order to pursue career advancement and potential future opportunities with the Company. Our employees are able to attend training seminars and off-site workshops or to join professional associations that will enable them to remain up to date on the latest changes and best practices in their respective fields.
Inclusion
We are committed to supporting an inclusive workplace and career development opportunities to attract and retain talented employees. As of December 31, 2025 approximately 56% of our total workforce self-identified as a racial or ethnic minority and approximately 18% self-identified as female. As of the same date, approximately 57% of the employees located in our corporate headquarters self-identified as a racial or ethnic minority and approximately 67% self-identified as female. It is our policy to prohibit discrimination and harassment of any type and afford equal employment opportunities to employees and applicants without regard to race, ethnicity, religion, sexual orientation, national origin, age, disability, genetic information, veteran status, or any other basis protected by federal, state or local law. Further, it is our policy to forbid retaliation against any individual who reports, claims, or makes a charge of discrimination or harassment, fraud, unethical conduct, or a violation of our Company policies. To sustain and promote an inclusive culture, we maintain a robust compliance program rooted in our Code of Business Conduct and Ethics and other Company policies, which provide policies and guidance on non-discrimination, anti-harassment, and equal employment opportunities. We require all employees to complete periodic training sessions on various aspects of our corporate policies through an annual acknowledgment and certification process.

Health and Wellness
We support our employees and their families by offering a robust package of health and welfare benefits, medical, dental, and vision insurance plans for employees and their families, life insurance and long-term disability plans, paid time off for holidays, vacation, sick leave, and other personal leave, and health and dependent care savings accounts. We also provide our employees with a 401(k) plan that includes a competitive company match, and employees have access to a variety of resources and services to help them plan for retirement. In addition to these programs, we have several other programs designed to further promote the health and wellness of our employees, including, among others, an employee assistance program that offers counseling and referral services for a broad range of personal and family situations.
We believe the success of our business is fundamentally connected to the safety and well-being of our employees. Our focus remains on providing a safe office environment for our employees while allowing for remote work, hybrid work and flexible work schedules in certain circumstances. With the support of the varying work arrangements and a geographically dispersed workforce, we continue to develop ways to best support our people.
Corporate Governance Highlights
Our Board continuously evaluates its corporate governance practices and seeks to maintain a governance structure that serves the interests of the Company and its stockholders. Below are some of the practices we observe that we believe demonstrate our commitment to strong and effective governance. Such statistics represent the composition of our Board after the Annual Meeting.
Board Refreshment and Independence
All members of our Board, other than our CEO, are independent
Independent Board Chair, separate from the CEO
Independent Lead Director, separate from the CEO and the Board Chair
Independent committee chairs, with all committee members independent
Average director tenure of approximately 4.2 years
Stockholder Rights and Accountability Features
Majority vote standard for director nominees in uncontested elections
Declassified Board, with all directors standing for election annually
Stockholders have the ability to take action by written consent and call special meetings

Clawback policy compliant with the SEC’s and NYSE’s adopted final rules that applies in the event that the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under applicable securities laws

Stock ownership guidelines for our directors and executive officers
Insider trading policy prohibiting hedging and pledging by directors and executive officers

REPORT OF THE AUDIT COMMITTEE OF THE BOARD
The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission (the “SEC”), and is not to be incorporated by reference into any filing of Amplify Energy Corp. (the “Company”) under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The primary purpose of the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company (the “Board”) is to oversee the Company’s financial reporting processes on behalf of the Board. The Audit Committee’s functions are more fully described in its charter, which is available on the Company’s website at http://www.amplifyenergy.com. Management has the primary responsibility for the Company’s financial statements and reporting processes, including its systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2025.
The Audit Committee discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, the matters required to be discussed by Auditing Standard No. 16 as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. In addition, the Audit Committee discussed with Deloitte & Touche LLP their independence and received from Deloitte & Touche LLP the written disclosures and the letter required by Ethics and Independence Rule 3526 of the PCAOB. Finally, the Audit Committee discussed with Deloitte & Touche LLP, with and without management present, the scope and results of Deloitte & Touche LLP’s audit of such financial statements.
Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company’s 2025 Annual Report on Form 10-K for filing with the SEC.
The Audit Committee of Amplify Energy Corp.
Todd R. Snyder, Chair Christopher W. Hamm Deborah G. Adams

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In the ordinary course of the Company’s business, the Company purchases products or services from, or engages in other transactions with, various third parties. Occasionally, these transactions may involve entities that are affiliated with one or more members of the Board.
Procedures for Approval of Related Party Transactions
We maintain a policy for approval of related party transactions. A “Related Party Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:
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any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

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any person who is known by us to be the beneficial owner of more than 5% of our Common Stock;

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any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our Common Stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our Common Stock; and

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any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Audit Committee is charged with reviewing the material facts of all related person transactions and either approving or disapproving of the Company’s participation in such transactions under the Company’s written Related Persons Transaction Policy, which pre-approves or ratifies (as applicable) certain related person transactions, including:
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any employment by the Company of an executive officer if his or her compensation is required to be reported in the Company’s proxy statement under Item 402;

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director compensation that is required to be reported in the Company’s proxy statement under Item 402;

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any transaction with another company or which a Related Person’s relationship is an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares if the aggregate amount involved for any particular service does not exceed the greater of $500,000 or 25% of that company’s total annual revenues; and

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charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a Related Person’s only relationship is as an employee (other than an executive officer) or a director if the aggregate amount involved does not exceed the lesser of $200,000 or 10% of the charitable organization’s total annual receipts.

In determining whether to approve or disapprove entry into a Related Party Transaction, the Audit Committee shall take into account, among other factors, the following: (i) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, (ii) the extent of the Related Person’s interest in the transaction, (iii) whether the Related Party Transaction was undertaken in the ordinary course of business of the Company, (iv) the availability of other sources of comparable products or services, (v) whether the Related Party Transaction was initiated by the Company or the Related Person, (vi) the purpose of, and the potential benefits to the Company of the Related Party Transaction, (vii) the approximate dollar value of the amount involved in the Related Party Transaction particularly as it related to the Related Person and (viii) whether the Related Party Transaction is material to the Company. Further, the policy requires that all Related Party Transactions required to be disclosed in the Company’s filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations.

Since January 1, 2025, there has not been any transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $120,000 and in which any of the Company’s directors, executive officers, holders of more than 5% of any class of its voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described in the sections entitled “Executive Compensation” and “Director Compensation.”
Indemnification of Officers and Directors
Section 145 of the DGCL authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities, including reimbursements for expenses incurred arising under the Securities Act.
We have entered into indemnification agreements with each of our directors and certain executive officers. These agreements require us to indemnify these individuals to the fullest extent permissible under Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also maintain director and officer liability insurance.
Our second amended and restated certificate of incorporation, as amended, also provides that we will indemnify each of our executive officers and directors to the fullest extent permitted by the DGCL against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses to each indemnitee in connection with any proceeding in which indemnification is available.

EXECUTIVE COMPENSATION
Executive Compensation
We are currently considered a “smaller reporting company” within the meaning of the Exchange Act for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we have provided disclosures relating to our NEOs, which are the individuals who served as principal executive officer and the next two most highly compensated executive officers for the fiscal year ended December 31, 2025.
Name	Position with the Company
Daniel Furbee(1)	Chief Executive Officer
James Frew(2)	President & Chief Financial Officer
Eric M. Willis	Senior Vice President, General Counsel & Corporate Secretary
Martyn Willsher(3)	Former President & Chief Executive Officer

(1)
On July 21, 2025, the Board appointed Mr. Furbee as the Company’s Chief Executive Officer and a member of the Board, effective as of July 22, 2025 (the “CEO Transition Date”).

(2)
On the CEO Transition Date, Mr. Frew, who had been serving as the Company’s Senior Vice President and Chief Financial Officer, was appointed as the Company’s President and Chief Financial Officer.

(3)
Mr. Willsher’s roles as President and Chief Executive Officer of the Company and a member of the Board terminated effective as of the CEO Transition Date, and he assumed the non-executive employee role of Special Advisor to the Company on such date. Mr. Willsher’s employment terminated on December 31, 2025.

2025 Summary Compensation Table
The following table includes the compensation earned by our NEOs for the fiscal years ended December 31, 2025 and 2024.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Daniel Furbee Chief Executive Officer	2025	430,457	49,019	1,038,349	359,473	21,000	1,898,298
	2024	397,046	16,000	684,172	320,000	20,700	1,437,918
James Frew(6) President & Chief Financial Officer	2025	408,057	46,547	634,418	341,344	21,000	1,451,366
Eric M. Willis Senior Vice President, General Counsel & Corporate Secretary	2025	408,057	46,547	634,418	341,344	21,000	1,451,366
	2024	378,380	200,750	746,644	264,992	20,700	1,611,466
Martyn Willsher Former President and Chief Executive Officer	2025	542,000	—	1,657,665	—	1,745,042	3,944,707
	2024	539,885	27,040	1,355,922	540,800	20,700	2,484,347

(1)
The amounts in this column represent the base salary earned by each of our NEOs in the applicable fiscal year. From the CEO Transition Date through December 31, 2025, Mr. Willsher continued to receive base salary payments of his annual base salary ($208,000 in aggregate), which payments were deducted from his cash severance benefits.

(2)
The amounts in this column represent, for fiscal year 2025, a discretionary cash incentive bonus awarded to each of our NEOs in respect of fiscal year 2025. See the section below titled “Annual Incentive Bonuses” for more information on such bonuses.

(3)
The amounts in this column represent the aggregate grant date fair value of the stock awards granted to our NEOs in the applicable fiscal year, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification (“FASB ASC”) Topic 718, but excluding any impact of estimated forfeiture rates. For fiscal year 2025, our NEOs received an annual grant under the EIP (as defined below) of restricted stock units with both performance- and service-based vesting conditions (“PSUs”) and restricted stock units with only service-based vesting conditions (“RSUs”). For fiscal year 2025, this number also includes, for Mr. Furbee, the one-time PSU award he received in connection with his appointment to Chief Executive Officer. The amounts reported in this column in respect of the PSU awards granted to our NEOs reflect the Company’s determination of the probable outcome of the performance-vesting conditions. Assuming maximum performance for the PSU awards granted to our NEOs in fiscal year 2025, the grant date fair value included in this column for Messrs. Willsher, Furbee, Frew and Willis would be equal to approximately $2,502,849, $1,498,866, $721,976 and $721,976, respectively. See the section below titled “Long-Term Incentive Compensation” for more information.
(4)
The amounts in this column reflect the annual incentive bonuses paid in cash to each NEO pursuant to our annual incentive bonus program based on the achievement of the applicable performance conditions. See the section below titled “Annual Incentive Bonuses” for more information.

(5)
For each NEO other than Mr. Willsher, amounts in this column reflect, for fiscal year 2025, Company contributions to the Company’s 401(k) plan. For Mr. Willsher, the amount in this column for fiscal year 2025 reflects (i) $21,000 with respect to Company contributions to the Company’s 401(k) plan, and (ii) $812,765 with respect to the acceleration value of Mr. Willsher’s accelerated equity awards in connection with his termination. Following Mr. Willsher’s termination on December 31, 2025, subject to his execution and non-revocation and a general release of claims and continued compliance with his restrictive covenants, Mr. Willsher is also entitled to (A) a lump sum cash payment equal to $315,467, which reflects his pro-rated annual bonus through August 1, 2025, (B) a lump sum cash severance payment equal to $873,600, (C) continued healthcare coverage under the Company’s plan during the 12-month period following his termination date (which equals $29,138 in the aggregate) and (D) a lump sum cash payment equal to $40,734 related to accrued but unused paid time off.

(6)
James Frew was not an NEO in fiscal year 2024.

Narrative Disclosure to Summary Compensation Table
The Company employs a compensation philosophy that emphasizes pay-for-performance based on a combination of Company and individual performance and places the majority of each officer’s compensation at risk based on key performance indicators or stock price performance over the long term. We believe this pay-for-performance approach generally aligns the interests of our executive officers with that of our stockholders. The Company’s executive compensation program is designed to attract and retain individuals with the background and skills necessary to successfully execute on our business strategy in a demanding environment, to motivate those individuals to reach near-term and long-term goals and to reward success in achieving such goals. As our needs evolve and as circumstances require, we periodically reevaluate our executive compensation philosophy, principal objectives and programs. Certain best practice elements of our compensation program are described below.

What We Do	What We Do Not Do
Award majority of NEO compensation as performance-based, at-risk compensation	No excessive perquisites
Cap maximum payout opportunities for short- and long-term incentive compensation	No excise tax gross-ups upon a change of control
Majority of annual incentive goals tied to quantitative metrics	No hedging of Company stock permitted
Cap PSU payouts at target if Amplify’s total shareholder return (“TSR”) is negative over the performance period	No single-trigger change-in-control benefits
Maintain a clawback policy in the event of a financial restatement
Maintain robust stock ownership guidelines
Maintain anti-hedging and anti-pledging policies
Engage an independent, external compensation consultant
Our compensation program is designed to align executive compensation with Company performance. The following charts illustrate that the largest component of target compensation for our NEOs is performance-based, aligning the interests of our NEOs with those of our stockholders. For Mr. Furbee and our other NEOs (other than Mr. Willsher), 77% and 73% of the total target compensation for fiscal year 2025 was allocated to performance and/or stock-based compensation, respectively. The chart below reflects the target compensation for our NEOs’ during fiscal year 2025, including base salary, target annual incentive bonus and target long-term incentive opportunities.
FISCAL YEAR 2025 TARGET COMPENSATION (AS OF DECEMBER 31, 2025)
Determining Compensation
To understand the competitive market for executive talent, the Compensation Committee, in consultation with its independent compensation consultant, Meridian Compensation Partners, LLC (“Meridian”), compares Amplify’s compensation design and pay levels to compensation data for similarly situated executives at peer companies. The Compensation Committee, in consultation with Meridian, then selects peer companies based on their industry and company size as defined by enterprise value, market capitalization, assets, and production.
Compensation Peer Group
As a result of the continued consolidation in the exploration and production (E&P) sector, compensation peer group selection for smaller E&P companies is challenging, with a limited number of companies that have a similar size and operations to Amplify. The Compensation Committee reviewed the current benchmarking peer group, along with other potential peers, to develop a peer group for its fiscal year 2025 compensation decisions with the assistance of Meridian. The Compensation Committee, in consultation with Meridian, approved the following peer group of 10 companies for purposes of assessing fiscal year 2025 executive compensation:
2025 Compensation Peer Group
Berry Corporation	Granite Ridge Resources, Inc.	VAALCO Energy, Inc.
Diversified Energy Company PLC	Riley Exploration Permian, Inc.	W&T Offshore, Inc.
Evolution Petroleum Corporation	Ring Energy, Inc.
Gran Tierra Energy Inc.	SandRidge Energy, Inc.
Performance Peer Group
Amplify has historically used the same peer group for executive compensation and relative TSR performance measurement purposes. However, beginning in fiscal year 2024, in light of transactional activity involving exploration and production companies of comparable size to Amplify and the corresponding reduction in the number of relevant peers, the Compensation Committee, with the assistance of Meridian, began utilizing a separate peer group to measure relative Company performance as part of its long-term incentive program.
For purposes of determining this performance peer group, the Compensation Committee approved the inclusion of two industry specific, market-based indices to ensure a robust comparator set to buffer against continued transactional activity over the performance period and to acknowledge the broader competition for investor capital. The Compensation Committee, in consultation with Meridian, approved the following peer group of 12 companies and 2 broader indices to assess fiscal year 2025 long-term incentive performance:
2025 Performance Peer Group
Berry Corporation	Mach Natural Resources LP	VAALCO Energy, Inc.
Diversified Energy Company PLC	Riley Exploration Permian, Inc.	W&T Offshore, Inc.
Evolution Petroleum Corporation	Ring Energy, Inc.	SPDR S&P Oil & Gas Exploration & Production ETF
Gran Tierra Energy Inc.	SandRidge Energy, Inc.	iShares Russell 2000 ETF
Granite Ridge Resources	TXO Partners L.P.
The Compensation Committee works with Meridian to determine our NEO’s compensation generally, which it then recommends to the Board for approval.
Base Salaries
In fiscal year 2025, the Company provided base salaries for our NEOs that were generally competitive within the market, but relatively moderate as compared to the base salaries paid by companies with which we compete for similar executive talent across the broad spectrum of the energy industry. Following the Compensation Committee’s discussions with Meridian, and in order to be more competitive with industry peers, the Board approved increases to our NEOs’ base salaries for fiscal year 2025, effective as of January 28, 2025 and/or effective as of July 22, 2025, as applicable.

The annualized base salaries paid to our NEOs in fiscal years 2025 and 2024 are set forth in the chart below:
Name	2024	2025	Percent Increase (2024 – 2025)
Mr. Furbee(1)	$400,000	$453,880	13.5%
Mr. Frew(2)	$—	$430,990	13.8%
Mr. Willis(3)	$378,560	$430,990	13.8%
Mr. Willsher	$540,800	$540,800	0%

(1)
Effective January 28, 2025, Mr. Furbee’s annual base salary increased to $414,000. Effective as of the CEO Transition Date and in connection with Mr. Furbee’s appointment as Chief Executive Officer, his annual base salary increased to $453,880, and his target annual incentive bonus increased to 90% of his annual base salary.

(2)
Mr. Frew was not an NEO in fiscal year 2024. Effective January 28, 2025, Mr. Frew’s annual base salary increased to $391,810. Effective as of the CEO Transition Date and in connection with Mr. Frew’s appointment as President and Chief Financial Officer, his annual base salary increased to $430,990, and his target annual incentive bonus increased to 90% of his annual base salary.

(3)
Effective January 28, 2025, Mr. Willis’ annual base salary increased to $391,810. Effective as of the CEO Transition Date, Mr. Willis’ annual base salary increased to $430,990, and his target annual incentive bonus increased to 90% of his annual base salary.

Annual Incentive Bonuses
Annual incentive cash bonuses represent the short-term performance-based element of the Company’s compensation program. Annual incentive bonus awards may be earned pursuant to our annual incentive bonus program and are based on achievement of pre-determined Company financial objectives, as determined by the Board. We review overall contribution to Company performance for our NEOs annually to determine the annual incentive bonus award payments for the most recently completed fiscal year. At the end of each fiscal year, we meet with each NEO to discuss our performance goals for the upcoming fiscal year and what each NEO is expected to contribute to help us achieve those performance goals. Each NEO has a target award opportunity with no minimum (that is, the actual payment could be 0%) and a maximum of 150% of their target opportunity.
Generally, the determination of each NEO’s actual annual bonus payout will reflect actual corporate performance measured against pre-determined performance goals, subject to the Compensation Committee’s discretion to adjust payments as it deems appropriate.
2025 Annual Incentive Bonus
The Compensation Committee considers several factors in determining the total bonus opportunity for our NEOs pursuant to our annual incentive bonus program. For fiscal year 2025, the Company adopted revised annual incentive bonus metrics and methodologies (as compared to prior years), eliminating the remaining weighted discretionary component.
With significant focus placed on the Company’s 2025 development plan at our producing oil property located in federal waters in the Pacific Outer Continental Shelf (“Beta”), the Compensation Committee determined to continue to bifurcate the oil and natural gas production metrics to better align with Beta’s 100% oil production profile. The Compensation Committee also continued to place greater emphasis on the Company’s key financial metrics, increasing the weighting of average daily oil production from 20% to 25%. The Compensation Committee retains all powers and discretion necessary or appropriate to administer the Company’s annual incentive bonus program and to control its operation.

For the 2025 fiscal year, the Company’s performance measures in respect of the annual incentive bonus program were the following:
Performance Metric	Weight
Reported free cash flow ($MM)	30%
Average daily production (oil) (Mboe/d)	25%
Average daily production (natural gas / NGLs) (Mboe/d)	5%
Lease operating expense and capital expenditures ($MM)	20%
Cash general and administrative expense ($MM)	10%
ESG – Total recordable incident rate (3-year average improvement)	5%
ESG – Spill rate (3-year average improvement)	5%
Total	100%
Target performance levels for each performance objective above were established by the Compensation Committee in the first quarter of fiscal year 2025, and were set at challenging levels that were both consistent with our long-term goals and intended to incentivize and reward superior performance. In addition, a threshold level of performance was established for each performance objective, and if threshold performance for a performance objective was not achieved, no bonus amount will be earned in respect of such performance objective. Payouts under the annual incentive bonus program are capped at 150% of target.
For fiscal year 2025, the pre-determined performance goals, and the Company’s actual performance with respect to such goals, were as follows:
Performance Metric	Threshold	Target	Maximum	Weight	Actual Performance
Reported free cash flow ($MM)	$(28.6)	$(13.7)	$15.2	30%	16.1%
Average daily production (oil) (Mboe/d)	6.7	8.3	10.0	25%	22.5%
Average daily production (natural gas / NGLs) (Mboe/d)	6.6	8.3	10.0	5%	4.3%
Lease operating expense and capital expenditures ($MM)	$236.4	$208.0	$186.5	20%	17.5%
Cash general and administrative expense ($MM)	$30.2	$27.2	$24.3	10%	13.1%
ESG – Total recordable incident rate (3-year average improvement) (#)	2.0	1.1	0.3	5%	6.6%
ESG – Spill rate (3-year average improvement) (#)	35.4	23.6	11.8	5%	7.5%
Based on the Compensation Committee’s evaluation of the Company’s overall performance for fiscal year 2025 relative to the scorecard above, the Compensation Committee determined that such performance resulted in a formulaic payout for each NEO of 88% of target. In evaluating the Company’s performance for fiscal year 2025, the Compensation Committee considered many additional factors, including the significant shift in corporate strategy mid-year affecting all aspects of the organization, including, but not limited to, (i) the successful completion of six divestiture transactions for approximately $250 million in aggregate proceeds, (ii) the repayment of all outstanding debt under the Company revolving credit facility, (iii) the reduction in the Company’s forward-looking cash general and administrative expense of approximately $10 million and (iv) the strong performance of the Beta development plan. As a result of the foregoing, the Compensation Committee exercised its discretion to award annual incentive bonus payouts at 100% of target for each of our NEOs.
Special Cash Bonuses
In connection with Mr. Frew’s appointment as President and Chief Financial Officer on the CEO Transition Date, the Company granted Mr. Frew a special cash bonus (the “Frew Special Bonus”) equal to $450,000 that will vest and become payable upon the earlier of (x) a termination by the Company without “cause” or by Mr. Frew for “good reason” (each, a “Qualifying Termination”) and (y) July 22, 2027. In the event Mr. Frew’s employment terminates for any reason other than a Qualifying Termination prior to the vesting date, the Frew Special Bonus will be forfeited for no consideration.
On the CEO Transition Date, the Company granted Mr. Willis a special cash bonus (the “Willis Special Bonus”) equal to $450,000 that will vest and become payable upon the earlier of (i) a Qualifying Termination, and (ii) July 22, 2027. In the event Mr. Willis’s employment terminates for any reason other than a Qualifying Termination prior to the vesting date, the Willis Special Bonus will be forfeited for no consideration.
Long-Term Incentive Compensation
The long-term incentive equity awards granted to our NEOs prior to fiscal year 2025 were made under the Amplify Energy Corp. Equity Incentive Plan (the “2021 EIP”), which permitted the Company to grant nonqualified stock options, incentive stock options, restricted stock awards, RSUs, PSUs, stock appreciation rights, other stock-based awards and cash awards. On April 1, 2024, we adopted the 2024 EIP, which superseded and replaced the 2021 EIP in its entirety upon its approval by our stockholders at the Company’s fiscal year 2024 annual meeting (the “2024 EIP” together with the 2021 EIP, collectively, the “EIP”). The purpose of the EIP is to align the interests of our eligible service providers with the interests of our stockholders by providing long term incentive compensation awards tied to Company performance.
Each of our NEOs is eligible to participate in the EIP. The EIP allows the Company to grant nonqualified stock options, incentive stock options, restricted stock, RSUs, PSUs, stock appreciation rights, other stock-based awards and cash awards. The Compensation Committee determines the size and vesting terms of all awards granted under the EIP and recommends such terms to the Board for approval. The Compensation Committee administers all other aspects of the EIP.
For fiscal year 2025, each of our NEOs received an annual grant of PSUs and RSUs, with PSUs representing 50% of the total award value (or 70% for Mr. Willsher) and RSUs representing the remaining 50% of the total award value (or 30% for Mr. Willsher).
The annual PSUs granted to our NEOs in fiscal year 2025 vest based on the achievement of the Company’s relative total shareholder return as set forth below, measured during the three-year performance period, subject to continued employment through the applicable vesting date. If the Company’s absolute shareholder return is negative over such performance period, the PSU payout will be capped at 100% of target.
Percentile Rank Relative TSR	Payout Percentage of Target Number of PSUs(1)
75th percentile or better	200%
50th percentile	100%
25th percentile	50%
<25th percentile	0%

(1)
Payouts for performance between the points set forth in the table above are determined using straight-line interpolation; provided, that, if the Company’s absolute shareholder return is negative over the performance period, the PSU payout will be capped at 100% of target.

The RSUs granted to our NEOs in fiscal year 2025 vest ratably over a three-year period, subject to continued employment through each applicable vesting date.
In addition to his annual award, Mr. Furbee received a one-time grant of 100,000 PSUs (the “Target PSUs”) on July 22, 2025 in connection with his appointment to Chief Executive Officer, pursuant to a PSU award agreement between Mr. Furbee and the Company (the “One-Time PSU Award Agreement”). The PSUs are subject to a performance period that begins on July 22, 2025 and ends on March 31, 2028 (the “Performance Period”). The PSUs will vest, subject to Mr. Furbee’s continued employment through the settlement date, as follows: (i) 50% of the Target PSUs will vest if the 20-day volume-weighted average closing price (“VWAP”) of a share of Company common stock for the 20 consecutive trading days immediately preceding the end of the Performance Period equals at least $6.00 but less than $8.00, (ii) 100% of the Target PSUs will vest if the 20-day VWAP of a share of Company common stock for the 20 consecutive trading days immediately preceding the end of the Performance Period equals at least $8.00, but less than $10.00, and (iii) 200% of the Target PSUs will vest if the 20-day VWAP of a share of Company common stock for the 20 consecutive trading days immediately preceding the end of the Performance Period equals at least $10.00, with linear interpolation to apply for actual performance achieved between the foregoing thresholds.
See the section below titled “Potential Payments upon Termination or Change in Control — Accelerated Vesting under Award Agreements” for details regarding the payments that our NEOs are eligible to receive pursuant to the EIP and their applicable award agreements upon certain terminations of employment or a change in control.
Employment Agreements
Mr. Furbee, Mr. Frew and Mr. Willis are party to an employment agreement with the Company and Amplify Energy Services LLC, effective as of November 1, 2023 (collectively with the Willsher Employment Agreement (as defined below) the “Employment Agreements”). Prior to Mr. Willsher’s transition and separation from the Company, he was party to an employment agreement with the Company and Amplify Energy Services LLC, effective as of November 1, 2023 (the “Willsher Employment Agreement”). The Employment Agreements memorialize each NEO’s initial base salary and target annual bonus. Each Employment Agreement subjects the NEO to certain non-competition, non-solicitation and non-interference covenants that apply during the term of employment and for 12 months thereafter, as well as perpetual assignment of inventions, non-disparagement and confidentiality covenants. See the section below titled “Potential Payments upon Termination or Change in Control — Severance Benefits under Employment Agreements” for further details regarding the payments that our NEOs are eligible to receive upon a termination of employment or a change in control.
Transition and Separation Agreement
In connection with Mr. Willsher’s transition from his roles as President and Chief Executive Officer of the Company and a member of the Board to the non-executive employee role of Special Advisor to the Company on the CEO Transition Date, he entered into a Transition and Separation Agreement with the Company, effective as of the CEO Transition Date (the “Transition and Separation Agreement”). Pursuant to the Transition and Separation Agreement, Mr. Willsher would serve as Special Advisor to the Company until December 31, 2025, unless earlier terminated in accordance with the terms of the Transition and Separation Agreement (the “Termination Date,” and the period beginning on the Transition Date and ending on the Termination Date, the “Transition Period”). In exchange for providing transition services during the Transition Period, subject to Mr. Willsher’s execution and non-revocation of a general release of claims and continued compliance with the restrictive covenants set forth in the Willsher Employment Agreement, Mr. Willsher was entitled to the following transition benefits (“Transition Period Benefits”) during the Transition Period: (i) continued base salary payments of his annual base salary (which were deducted from the Willsher Severance Benefits (as defined below)), (ii) continued eligibility to participate in the Company’s benefit plans, and (iii) continued vesting in the outstanding equity awards held by Mr. Willsher on the Transition Date in accordance with the 2021 EIP and 2024 EIP, as applicable, and the applicable award agreements.
Subject to Mr. Willsher’s provision of transition services through the end of the Transition Period, his re-execution and non-revocation of the general release of claims and continued compliance with the restrictive covenants, Mr. Willsher would be entitled to the additional payments and benefits set forth below in the section titled “Potential Payments upon Termination or Change in Control — Severance Benefits under the Transition and Separation Agreement”.
Clawback Policy
The Compensation Committee has adopted a clawback policy (the “Clawback Policy”) that complies with NYSE’s new clawback rules promulgated under Section 10D of the Exchange Act. In the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any such financial reporting requirement, the Clawback Policy requires that covered executives must reimburse the Company, or forfeit, any excess incentive-based compensation “received” (as defined under Section 10D of the Exchange Act) by such covered executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare the restatement. Executives covered by the Clawback Policy are current and former executive officers, as determined by the Compensation Committee in accordance with Section 10D of the Exchange Act and the NYSE listing standards. Incentive-based compensation subject to the Clawback Policy includes any cash or equity compensation that is granted, earned or vested based wholly or in part on the attainment of a financial reporting measure. The amount subject to recovery is the excess of the incentive-based compensation received based on the erroneous data over the incentive-based compensation that would have been received had it been based on the restated results. The Clawback Policy will only apply to incentive-based compensation received on or after October 2, 2023. The Clawback Policy is available as Exhibit 97.1 to the Company’s 2025 Annual Report.
Stock Ownership Guidelines
The Company’s stock ownership guidelines require all NEOs, senior vice presidents and non-employee directors of the Company to hold a minimum number of shares of Company stock. The guidelines are intended to further align the interests of covered executives and non-employee directors with those of the Company’s stockholders.
Shares counted toward meeting the requirement include directly owned shares, shares obtained through stock option exercises, unvested restricted stock or RSUs (net of taxes), and vested shares in the Company’s 401(k) plan. Shares that covered executives and non-employee directors have the right to acquire through the exercise of stock options (whether or not vested) and unvested performance-based equity awards are not included for purposes of determined stock ownership requirements. Compliance with the stock ownership guidelines is measured annually.
The stock ownership requirement under the stock ownership guidelines is set forth below:
Covered Person	Stock Ownership Requirement
Chief Executive Officer	3x Annual Base Salary
Mr. Frew and Senior Vice Presidents	2x Annual Base Salary
Non-employee Directors	4x Annual Base Cash Retainer
Covered executives and non-employee directors are required to achieve the applicable stock ownership requirement within five years after first becoming subject to the stock ownership guidelines.
Equity Award Granting Practices
We do not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments. Accordingly, we do not have a specific policy or practice on the timing of such awards in relation to the disclosure of material nonpublic information by the Company. In the event we determine to grant such awards in the future, the Board and the Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing.
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table sets forth certain information with respect to outstanding equity awards held by our NEOs as of December 31, 2025.

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Daniel Furbee	2/1/2025(2)	—	—	27,052	123,628
	2/1/2025(4)	54,104	247,255
	7/22/2025(5)	—	—	50,000	228,500
	2/1/2024(2)	—	—	44,805	204,759
	2/1/2024(4)	29,870	136,506	—	—
	4/1/2023(3)	—	—	55,829	255,139
	4/1/2023(4)	18,610	85,048	—	—
James Frew	2/1/2025(2)	—	—	25,602	117,001
	2/1/2025(4)	51,204	234,002
	2/1/2024(2)	—	—	44,805	204,759
	2/1/2024(4)	29,870	136,506
	4/17/2023(3)	—	—	55,829	255,139
	4/17/2023(4)	18,610	85,048	—	—
Eric M. Willis	2/1/2025(2)	—	—	25,602	117,001
	2/1/2025(4)	51,204	234,002
	2/1/2024(2)	—	—	44,805	204,759
	2/1/2024(4)	36,709	167,760
	2/1/2023(3)	—	—	29,462	134,641
	2/1/2023(4)	9,821	44,882	—	—
Martyn Willsher(6)	—	—	—	—	—

(1)
Amounts reported in this column are based on the fair market value of our Common Stock as of December 31, 2025, the last day of fiscal year 2025 (i.e., $4.57 per share).

(2)
Reflects PSUs that were granted to our NEOs under the EIP, and cliff vest pursuant to the Company’s achievement of certain performance goals over a three-year performance period, subject to the holder’s continued employment by the Company through the settlement date. As of December 31, 2025, the Company’s achievement of the performance goals was at (i) 55% of target for PSU awards granted in fiscal year 2024 and (ii) 0% of target for PSU awards granted in fiscal year 2025. Accordingly, the number of PSUs reported in the table reflect amounts based on target performance (100% of target) for the 2024 PSU awards and threshold performance (50% of target) for the 2025 PSU awards.

(3)
Reflects PSUs that were granted to our NEOs under the EIP, and cliff vest pursuant to the Company’s achievement of certain performance goals over a three-year performance period, subject to the holder’s continued employment by the Company through the settlement date. In January 2026, the Compensation Committee certified the level of performance achievement with respect to the PSU awards relating to the performance period ended December 31, 2025. Accordingly, such PSU awards are reported based on actual achievement, which was 100% of target.

(4)
Reflects RSUs that were granted to our NEOs under the EIP. These RSUs vest in substantially equal installments on each of the first three anniversaries of the grant date, so long as the holder remains employed by the Company through the applicable vesting date.

(5)
Reflects the one-time PSUs granted to Mr. Furbee in connection with his appointment to Chief Executive Officer, and cliff vest pursuant to the Company’s achievement of certain performance goals during the performance period beginning on July 22, 2025 and ending on March 31, 2028, subject to Mr. Furbee’s continued employment by the Company through the settlement date. As of December 31,

2025, the Company’s achievement of the performance goals was at 0% of target. Accordingly, the number of PSUs reported in the table reflect amounts based on threshold performance (50% of target).
(6)
Mr. Willsher did not hold any outstanding equity awards as of December 31, 2025 following his termination.

Potential Payments upon Termination or Change of Control
The following table sets forth information concerning the payments to be made to each of our NEOs in connection with a change of control or termination of employment, presuming a termination or change of control date of December 31, 2025 and the fair market value of a share of Common Stock on December 31, 2025 ($4.57 per share). The below table only includes information for employment termination or change of control events that trigger vesting or severance-related payments and assumes that each executive will take all action necessary or appropriate for such person to receive the maximum available benefit, such as execution of a release of claims. The precise amount that each of our NEOs would receive cannot be determined with any certainty until a change of control has occurred. Mr. Willsher is not included in the table below, as the payments and benefits he received in connection with his termination of employment with the Company, effective as of December 31, 2025, are set forth below in the section titled “Potential Payments upon Termination or Change of Control — Severance Benefits under the Transition and Separation Agreement.”
Name	Involuntary Termination (Non-Change in Control) ($)(1)(2)(6)(7)	Termination upon Death or Disability ($)(3)	Involuntary Termination in Connection with a Change in Control ($)(4)(5)(7)
Daniel Furbee
Cash Severance	1,316,252	408,492	2,133,236
Accelerated Equity Compensation	1,358,666	1,018,581	1,632,962
Health and Welfare Benefits	29,103	—	29,103
Total	2,704,021	1,427,073	3,795,301
James Frew
Cash Severance	1,699,871	387,891	2,475,653
Accelerated Equity Compensation	886,201	925,202	1,149,456
Health and Welfare Benefits	29,103	—	29,103
Total	2,615,175	1,313,093	3,654,212
Eric M. Willis
Cash Severance	1,699,871	387,891	2,475,653
Accelerated Equity Compensation	756,791	795,792	1,020,046
Health and Welfare Benefits	8,919	—	8,919
Total	2,465,581	1,183,683	3,504,618

(1)
If Messrs. Furbee, Frew and Willis experience a Good Leaver Termination (as defined below) (not in connection with a change in control) described below, then subject to the NEO’s execution and non-revocation of a general release of claims and continued compliance with the restrictive covenants, the NEO will be entitled to: (i) the Prior Year Bonus (as defined below), if any, (ii) the Pro Rata Bonus Amount (as defined below), if any, (iii) an amount equal to two times the annual base salary as in effect on the day before the termination date, payable in a lump sum within 70 days following the termination date and (iv) up to 12 months of continued health insurance benefits under the Company group health plan (at the employee rate), subject to the NEO’s continued eligibility for COBRA coverage and terminable if the NEO obtains other employment offering group health plan coverage.

(2)
Accelerated Equity Compensation amounts reflect market value of outstanding RSUs and annual PSUs, which would become vested in connection with a Good Leaver Termination. In the event of a Good Leaver Termination, subject to the NEO’s execution and non-revocation of a release of claims and continued compliance with the restrictive covenants, any unvested RSUs will fully vest and a pro-rata portion of any unvested annual PSUs will vest based on actual performance through the date of such termination. The values included in the table for the pro-rata portion of unvested annual PSUs reflect 100% of target for the 2023 PSUs, 100% of target for the 2024 PSUs, 50% of target for the 2025 PSUs.
(3)
If an NEO’s employment is terminated by us while the NEO is disabled, or if the NEO’s employment terminates as a result of the NEO’s death, subject to the NEO’s execution and non-revocation of a release of claims and continued compliance with the restrictive covenants, as applicable, each NEO is entitled to (i) the Prior Year Bonus and (ii) the Pro Rata Bonus Amount. In addition, the amounts in this column reflect the market value of outstanding annual RSUs and annual PSUs granted in 2025 and, with respect to Mr. Furbee, Mr. Furbee’s one-time PSUs, that would become vested in connection with a termination due to an NEO’s disability or death. Subject to the NEO’s (or the NEO’s estate, as applicable) execution and non-revocation of a general release of claims and continued compliance with the restrictive covenants (except for termination due to death), any unvested annual RSUs granted in 2025 will fully vest and a pro-rata portion of the target annual PSUs granted in 2025 and the target one-time PSUs granted to Mr. Furbee will vest based on the number of days the NEO was employed during the performance period.

(4)
If Messrs. Furbee, Frew and Willis experience a Good Leaver Termination within the 18-month period following a change of control (as defined in the Employment Agreement), then subject to the NEO’s execution and non-revocation of a release of claims and continued compliance with the restrictive covenants, the NEO will be entitled to: (i) the Prior Year Bonus, if any, (ii) the Pro Rata Bonus Amount, if any, (iii) an amount equal to two times the sum of (x) the annual base salary as in effect on the day before the termination date, and (y) the target annual bonus, payable in a lump sum within 70 days following the termination date and (iv) up to 12 months of continued health insurance benefits under the Company group health plan (at the employee rate), subject to the NEO’s continued eligibility for COBRA coverage and terminable if the NEO obtains other employment offering group health plan coverage.

(5)
In the event an NEO experiences a Good Leaver Termination during the 18-month period following a change in control (a “Qualifying CIC Termination”), any unvested RSUs fully vest and each incomplete performance period with respect to unvested PSUs will be deemed to have ended as of the third business day prior to the date of the consummation of such change in control (the “Measurement Date”) and a number of unvested PSUs will vest equal to the greater of (A) the number of PSUs that would vest based on actual performance through the Measurement Date and (B) the number of PSUs that would vest based on target performance, as set forth in the applicable award agreement. In the event an NEO experiences a Qualifying CIC Termination following a change in control occurring December 31, 2025, our NEOs will be entitled to the amounts set forth in “Accelerated Equity Compensation” pursuant to accelerated vesting of their RSUs and PSUs under the applicable award agreements, assuming performance at 100% of target for the 2023 PSUs, 100% of target for the 2024 PSUs, 100% of target for the annual 2025 PSUs, and 100% of target for Mr. Furbee’s one-time PSUs.

(6)
The Accelerated Equity Compensation amount for Mr. Furbee also includes the market value of his outstanding one-time PSUs granted in connection with his appointment to Chief Executive Officer that would become vested in connection with a Good Leaver Termination. In the event of a Good Leaver Termination, a number of the PSUs will vest on such termination date equal to the greater of (i) the number of PSUs that would vest in accordance with the performance vesting conditions set forth in the One-Time PSU Award Agreement based on actual performance through the date of such termination, and (ii) the target PSUs, subject to Mr. Furbee’s execution and non-revocation of a general release of claims and continued compliance with all applicable restrictive covenants. The value included in the table for the pro-rata portion of the one-time PSUs that would vest upon a Good Leaver Termination reflect 100% of target.

(7)
The Cash Severance amount for Mr. Frew and Mr. Willis also includes the Frew Special Bonus and Willis Special Bonus, respectively.

Severance Benefits under Employment Agreements
Under the Employment Agreements, upon any termination of employment with the Company, Messrs. Furbee, Frew and Willis will be entitled to (i) accrued but unpaid base salary through the termination date,

(ii) any unreimbursed business expenses incurred through the termination date and (iii) payment of any amounts accrued and vested under any employee benefit plans or programs of the Company, and any payments or benefits required to be made or provided under applicable law (collectively, the “Accrued Amounts”).
In the event of a termination of the NEO’s employment with the Company without “cause” (as defined below) or for “good reason” (as defined below) (each, a “Good Leaver Termination”), then in addition to the Accrued Amounts and subject to the NEO’s execution and non-revocation of a release of claims and continued compliance with the restrictive covenants, the NEO will be entitled to: (i) any unpaid annual bonus with respect to the calendar year ending on or preceding the termination date, in an amount equal to the annual bonus amount the NEO would have received (if any) had the NEO been employed on the payment date, payable at the same time annual bonuses are paid to actively employed senior executives of the Company (the “Prior Year Bonus”), (ii) a pro rata portion of the target Annual Bonus for the calendar year in which the termination occurs (the “Pro Rata Bonus Amount”), payable in a lump sum within 70 days following the termination date, (iii) an amount equal to two times the NEO’s annual base salary as in effect on the day before the termination date, payable in a lump sum within 70 days following the termination date and (iv) up to 12 months of continued health insurance benefits under the Company group health plan (at the employee rate), subject to the NEO’s continued eligibility for COBRA coverage and terminable if the NEO obtains other employment offering group health plan coverage.
If an NEO’s employment with the Company is terminated due to death or “disability” (as defined in the Employment Agreements), then in addition to the Accrued Amounts and subject to the NEO’s execution and non-revocation of a general release of claims and continued compliance with the restrictive covenants, as applicable, the NEO is entitled to: (i) the Prior Year Bonus and (ii) the Pro Rata Bonus Amount.
In the event of a termination of the NEO’s employment with the Company without “cause” or for “good reason” within the 18-month period following a change of control (as defined in the Employment Agreement), then in addition to the Accrued Amounts and subject to the NEO’s execution and non-revocation of a general release of claims and continued compliance with the restrictive covenants, the NEO will be entitled to: (i) the Prior Year Bonus, if any, (ii) the Pro Rata Bonus Amount, if any, (iii) an amount equal to two times the sum of (x) the NEO’s annual base salary as in effect on the day before the termination date, and (y) the target annual bonus, payable in a lump sum within 70 days following the termination date and (iv) up to 12 months of continued health insurance benefits under the Company group health plan (at the employee rate), subject to the NEO’s continued eligibility for COBRA coverage and terminable if the NEO obtains other employment offering group health plan coverage.
The Employment Agreements provide for a Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), “best-net” cutback, which would cause an automatic reduction in any payments or benefits the NEOs would receive that constitute parachute payments within the meaning of Section 280G of the Code, in the event such reduction would result in the NEOs receiving greater payments and benefits on an after-tax basis.
For purposes of the Employment Agreements, “cause” generally means the occurrence of the NEO’s: (i) conviction of a felony, or plea of guilty or nolo contendere to, any felony or any crime of moral turpitude, (ii) repeated intoxication by alcohol or drugs during the performance of the NEO’s duties, (iii) embezzlement or other willful and intentional misuse of any of the funds of the Company or its direct or indirect subsidiaries, (iv) commission of a demonstrable act of fraud, (v) willful and material misrepresentation or concealment on any written reports submitted to the Company or its direct or indirect subsidiaries, (vi) material breach of the Employment Agreement or any other agreement with the Company, (vii) failure to follow or comply with the reasonable, material and lawful written directives of the Board or (viii) conduct constituting a material breach of the Company’s then-current code of conduct or other similar written policy that has been provided to the NEO.
For purposes of the Employment Agreements, “good reason” generally means the occurrence of any of the following without the NEO’s written consent: (i) a relocation of the NEO’s principal work location to a location in excess of 40 miles from its then current location (provided that, a relocation shall not include: (A) the NEO’s travel for business in the course of performing the NEO’s duties for the Company, (B) the NEO working remotely or (C) the Company requiring the NEO to report to the office within the NEO’s principal place of employment (instead of working remotely)), (ii) a reduction in the NEO’s then current base salary or target annual bonus, or both, (iii) a material breach of any provision of the Employment Agreement by the Company or (iv) any material reduction in the NEO’s title, authority, duties, responsibilities or reporting relationship from those in effect as of the effective date of the Employment Agreement, except to the extent such reduction occurs in connection with the NEO’s termination of employment for “cause” or due to the NEO’s death or disability.
Severance Benefits under the Transition and Separation Agreement
Pursuant to the Transition and Separation Agreement, subject to Mr. Willsher re-execution and non-revocation of the general release of claims and continued compliance with the restrictive covenants, he received the following payments and benefits in connection with his termination on December 31, 2025, which were consistent with the severance benefits provided upon a termination by the Company without “cause” under the terms of the Willsher Employment Agreement and the applicable award agreements: (i) a lump sum payment equal to his pro-rated annual bonus through August 1, 2025 measured at target performance, (ii) a lump sum payment in an amount equal to the difference between (x) two times Mr. Willsher’s annual base salary as in effect on the day before the CEO Transition Date, and (y) the amount of annual base salary paid to Mr. Willsher during the Transition Period, (iii) continued healthcare coverage under the Company’s plan during the 12-month period following the Termination Date at the same cost to Mr. Willsher as if he were a senior executive of the Company (subject to the terms of the Transition and Separation Agreement), (iv) any unvested RSUs held by Mr. Willsher as of the Termination Date accelerated and vested in full on the Termination Date in accordance with the terms of his award agreements, and (v) a pro rata portion of the PSUs held by Mr. Willsher as of the Termination Date vested on the Termination Date based on actual performance achieved as of the Termination Date in accordance with the terms of his award agreements ((i) through (v), collectively, the “Willsher Severance Benefits”). Mr. Willsher’s payments and benefits pursuant to the Transition and Separation Agreement are quantified in footnote 5 to the Summary Compensation Table.
Accelerated Vesting under Award Agreements
Pursuant to the applicable RSU award agreement, in the event of a termination of the participant’s service by the Company without “cause” or by the participant for “good reason,” any unvested RSUs will vest. Pursuant to the applicable PSU agreement, in the event of a termination of the participant’s service by the Company without “cause” or by the participant for “good reason,” a pro-rata portion of any unvested PSUs will immediately accelerate and vest based on actual performance through the date of termination. In the event such termination occurs during the 18-month period immediately following a change in control, each incomplete performance period will be deemed to have ended as of the applicable measurement date and a number of unvested PSUs will immediately vest equal to the greater of (A) the number of PSUs that would vest based on actual performance through such measurement date and (B) the number of PSUs that would vest based on target performance (as set forth in the applicable award agreement). The award agreements for the annual RSU and PSU grants in 2025 provide that upon a termination due to death or disability, any unvested annual RSUs granted in 2025 will fully vest and a pro-rata portion of the target annual PSUs granted in 2025 will vest based on the number of days the NEO was employed during the performance period.
The One-Time PSU Award Agreement provides that in the event Mr. Furbee’s employment is terminated by the Company without “cause” or by Mr. Furbee for “good reason”, a number of the PSUs will vest on such termination date equal to the greater of (i) the number of PSUs that would vest in accordance with the performance vesting conditions based on actual performance through the date of such termination, and (ii) the target PSUs, subject to Mr. Furbee’s execution and non-revocation of a general release of claims and continued compliance with all applicable restrictive covenants. In the event Mr. Furbee’s employment is terminated due to his death or disability, a pro rata portion of the target PSUs will vest based on the number of days Mr. Furbee was employed during the performance period, subject to his or his estate’s, as applicable, execution of a general release of claims.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between ‘compensation actually paid’ to the Principal Executive Officer of the Company (“PEO”) and to our other non-PEO NEOs and certain financial performance of the Company. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our NEOs during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the section above titled “Narrative Disclosure to Summary Compensation Table.”
Year	Summary Compensation Table Total for Martyn Willsher ($)(1)	Compensation Actually Paid to Martyn Willsher ($)(1)(2)	Summary Compensation Table Total for Daniel Furbee ($)(1)	Compensation Actually Paid to Daniel Furbee ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)(2)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return ($)(4)	Net Income (Loss) (in Thousands) ($)(5)
2025	3,944,707	3,846,709	1,898,298	1,630,145	1,451,366	1,384,917	76.17	43,968
2024	2,484,347	2,032,137			1,524,692	1,333,584	101.18	12,946
2023	2,401,494	995,765			1,522,280	1,255,976	67.46	392,750

(1)
The names of the PEOs reflected in these columns (i) for fiscal year 2025, are Martyn Willsher and Daniel Furbee, and (ii) for each of the other applicable fiscal years, is Martyn Willsher.

(2)
In calculating the ‘compensation actually paid’ amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant.

(3)
The names of each of the non-PEO NEOs reflected in these columns are (i) for fiscal year 2025, James Frew and Eric M. Willis, (ii) for fiscal year 2024, Daniel Furbee and Eric M. Willis, and (ii) for fiscal year 2023, James Frew and Daniel Furbee.

(4)
The Company TSR reflected in this column for each applicable fiscal year is calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation S-K.

(5)
Represents the amount of net income (loss) reflected in the Company’s audited financial statements according to the generally accepted accounting principles in the United States, or GAAP, for each applicable fiscal year.

(6)
For fiscal year 2025, the ‘compensation actually paid’ to the PEO and the average ‘compensation actually paid’ to the non-PEO NEOs reflect each of the following adjustments made to the total compensation amounts reported in the Summary Compensation Table for fiscal year 2025, computed in accordance with Item 402(v) of Regulation S-K:

	Martyn Willsher	Daniel Furbee	Average Non-PEO NEOs
Total Compensation Reported in 2025 Summary Compensation Table	$3,944,707	$1,898,298	$1,451,366
Less, Grant Date Fair Value of Stock & Option Awards Reported in the 2025 Summary Compensation Table	$(1,657,665)	$(1,038,349)	$(634,418)
Plus, Year-End Fair Value of Awards Granted in 2025 that are Outstanding and Unvested	$—	$979,171	$507,432
Plus, Change in Fair Value of Awards Granted in Prior Years that are Outstanding and Unvested (From Prior Year-End to Year-End)	$—	$(388,105)	$(352,697)
Plus, Vesting Date Fair Value of Awards Granted in 2025 that Vested in 2025	$347,663	$—	$—

	Martyn Willsher	Daniel Furbee	Average Non-PEO NEOs
Plus, Change in Fair Value of Awards Granted in Prior Years that Vested in 2025 (From Prior Year-End to Vesting Date)	$1,771,098	$179,130	$413,234
Less, Prior Year-End Fair Value of Awards Granted in Prior Years that Failed to Vest in 2025	$(559,093)	$—	$—
Plus, Dollar Value of Dividends or other Earnings Paid on Stock & Option Awards in 2025 prior to Vesting (if not reflected in the fair value of such award or included in Total Compensation for 2025)	$—	$—	$—
Total Adjustments	$(97,998)	$(268,153)	$(66,449)
Compensation Actually Paid for Fiscal Year 2025	$3,846,709	$1,630,145	$1,384,917
Pay versus Performance Comparative Disclosure
As described in more detail in the section titled “Narrative Disclosure to Summary Compensation Table,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the table above. Further, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with ‘compensation actually paid’ for a particular year (as computed in accordance with Item 402(v) of Regulation S-K).
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between the information presented in the table above.
Compensation Actually Paid and Company TSR
As demonstrated by the following graph, the amount of ‘compensation actually paid’ to the PEO and the average amount of ‘compensation actually paid’ to the non-PEO NEOs is generally aligned with the Company’s TSR over the three years presented in the table. This is because a significant portion of the ‘compensation actually paid’ to the PEO and to the non-PEO NEOs is comprised of equity awards.

Compensation Actually Paid and Net Income
The following graph illustrates the relationship between (x) the amount of ‘compensation actually paid’ to the PEO and the average amount of ‘compensation actually paid’ to the non-PEO NEOs and (y) the Company’s net income over the three years presented in the table. Compensation actually paid is less sensitive to our net income performance as compared to our TSR performance.

DIRECTOR COMPENSATION
Our director compensation policy provides for a combination of an annual cash retainer and equity award. Our non-employee directors’ annual cash retainer for fiscal year 2025 was equal to $75,000 (or $175,000 for the Chairman of the Board), paid quarterly in advance. Our non-employee directors also received RSUs in fiscal year 2025 that fully vest over a one-year period, subject to continued service through such vesting date, each of which had a grant date fair value equal to $125,000 (or $175,000 for the Chairman of the Board). In addition, each of our non-employee directors who served as a committee chair received an additional $25,000 cash retainer. In connection with Mr. Hamm’s appointment as the chair of the Compensation Committee following the Company’s fiscal year 2025 annual meeting, Mr. Hamm waived the additional $25,000 cash retainer for such service.
Our non-employee directors are reimbursed for all out-of-pocket expenses in connection with attending meetings of the board of directors or committees. Each director is fully indemnified by us for actions associated with being a director to the fullest extent permitted under Delaware law.
2025 Director Compensation Table
The following table presents information regarding compensation paid to our non-employee directors during the fiscal year ended December 31, 2025.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Deborah G. Adams	100,000	119,586	219,586
Clint Coghill	46,978	137,504	184,482
James E. Craddock(3)	50,000	—	50,000
Patrice Douglas(3)	37,500	—	37,500
Christopher W. Hamm	175,000	167,421	342,421
Vidisha Prasad(3)	37,500	—	37,500
Todd R. Snyder	100,000	119,586	219,586

(1)
Amounts in this column include the non-employee director’s fiscal year 2025 annual cash retainer fee and, if applicable, the non-employee director’s fiscal year 2025 committee chair fees.

(2)
The amounts in this column represent the aggregate grant date fair value of the RSUs granted to our non-employee directors in fiscal year 2025, computed in accordance with FASB ASC Topic 718, but excluding any impact of estimated forfeiture rates. These RSUs vest on the first anniversary of the grant date, subject to the holder’s continued service on the Board through the vesting date. As of December 31, 2025: (i) Ms. Adams and Mr. Snyder each held 36,459 unvested RSUs, (ii) Mr. Coghill held 41,922 unvested RSUs and (ii) Mr. Hamm held 51,043 unvested RSUs.

(3)
Effective as of June 13, 2025, each of Mr. Craddock and Mses. Douglas and Prasad tendered his or her respective resignation from the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, to our knowledge, as of April 10, 2026, the beneficial ownership of our Common Stock that are owned by:
•
each person known by us to be a beneficial owner of more than 5% of our outstanding common shares;

•
each director;

•
each executive officer; and

•
all executive officers and current directors as a group.

We have prepared the table and the related notes based on information provided in the most recent Section 16 filing or Schedule 13D filed by such person. We have not sought to verify such information. The number of shares beneficially owned by a person includes shares of Common Stock underlying warrants, stock options, restricted stock units, and any other derivative securities to acquire Common Stock held by that person that are currently exercisable or convertible within 60 days after the date of this Proxy Statement. The shares issuable under any such securities are treated as outstanding for computing the percentage ownership of the person holding these securities, but are not treated as outstanding for the purposes of computing the percentage ownership of any other person.
Name of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned(2)	Percentage of Outstanding(3)
Affiliates of Stoney Lonesome HF LP(4)	2,589,757	6.27%
Thomist Capital Management, LP(5)	3,147,130	7.62%
The Irrevocable Larson Family Investment Trust(6)	2,575,500	6.24%
Affiliates of Perga Capital Partners, LP(7)	2,999,268	7.26%
Deborah G. Adams	81,626	*
Clint Coghill(8)	2,589,757	6.27%
Christopher W. Hamm	272,078	*
Natasha France	67,672	*
James Frew	191,859	*
Daniel Furbee	112,472	*
Todd R. Snyder	128,081	*
Eric M. Willis	266,347	*
All Executive Officers and Directors as a Group (8 persons)	3,709,892	8.99%

*
Less than 1.0%

(1)
Unless otherwise noted, the address for all beneficial owners in this table is c/o Amplify Energy Corp., 500 Dallas Street, Suite 1700, Houston, Texas 77002.

(2)
The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

(3)
Based on 41,287,437 shares of Common Stock outstanding as of April 10, 2026. Shares of Common Stock (i) issuable upon the vesting of restricted stock units within 60 days of the date of this Proxy Statement and (ii) subject to stock options that are currently exercisable or exercisable within 60 days of the date of this Proxy Statement are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those restricted stock units or stock options, but are not treated as outstanding for the purpose of computing the percentage ownership of (x) any other person or (y) the aggregate held by all executive officers and directors as a group.
(4)
Based on information contained in Amendment No. 5 to Schedule 13D filed with the SEC on March 17, 2026 by a group consisting of Stoney Lonesome HF LP (“Stoney”), Coghill Capital Management LLC (“Coghill Capital”), The Drake Helix Holdings, LLC (“Helix Holdings”), CDC Financial, Inc. (“CDC”) and Clint Coghill (Mr. Coghill, together with Stoney, Coghill Capital, Helix Holdings and CDC, the “Stoney Group”), indicating that, as of August 14, 2025, the Stoney Group was the beneficial owner of an aggregate of 2,504,347 shares of Common Stock. The Stoney Group holdings consist of (i) Stoney having sole voting power over 0 shares of Common Stock, shared voting power over 2,504,347 shares, sole dispositive power over 0 shares and shared dispositive power over 2,504,347 shares, (ii) Coghill Capital having sole voting power over 0 shares of Common Stock, shared voting power over 2,504,347 shares, sole dispositive power over 0 shares and shared dispositive power over 2,504,347 shares, (iii) Helix Holdings having sole voting power over 0 shares of Common Stock, shared voting power over 83,000 shares, sole dispositive power over 0 shares and shared dispositive power over 83,000 shares, (iv) CDC having sole voting power over 0 shares of Common Stock, shared voting power over 2,587,347 shares, sole dispositive power over 0 shares and shared dispositive power over 2,587,347 shares and (v) Mr. Coghill having sole voting power over 2,410 shares of Common Stock, shared voting power over 2,587,347 shares, sole dispositive power over 2,410 shares and shared dispositive power over 2,587,347 shares. The principal address of the Stoney Group is 222 S Riverside Plaza, 15th Floor, Chicago, IL 60606.

(5)
Based on information contained in Schedule 13G filed with the SEC on February 12, 2026 by Thomist Capital Management, LP (the “Thomist Manager”), Thomist Capital, LLC (the “Thomist GP”), and Brian Kuzma indicating that, as of December 31, 2025, the Thomist Manager had sole voting power over 3,147,130 shares of Common Stock, shared voting power over 0 shares, sole dispositive power over 3,147,130 shares of Common Stock and shared dispositive power over 0 shares, the Thomist GP had sole voting power over 3,147,130 shares of Common Stock, shared voting power over 0 shares, sole dispositive power over 3,147,130 shares of Common Stock and shared dispositive power over 0 shares and Brian Kuzma had sole voting power over 3,147,130 shares of Common Stock, shared voting power over 0 shares, sole dispositive power over 3,147,130 shares of Common Stock and shared dispositive power over 0 shares. Brian Kuzma is the managing member of the Thomist GP and the Thomist GP is the general partner of the Thomist Manager. As of December 31, 2025, The Thomist Fund, LP (the “Thomist Fund”) held an aggregate of 3,147,130 shares of Common Stock. The Thomist Fund has delegated to the Thomist Manager voting and investment power over the securities held directly by the Thomist Fund. As a result, each of the Thomist Manager, the Thomist GP and Mr. Kuzma may be deemed to exercise voting and investment power over the shares of Common Stock directly held by the Thomist Fund. The principal address of the Thomist Manager and the Thomist GP is 3773 Richmond Avenue, Suite 777, Houston, Texas 77046 and Mr. Kuzma’s business address is c/o the Thomist Manager at the foregoing address.

(6)
Based on information contained in Amendment No. 2 to Schedule 13G filed with the SEC on August 8, 2025 by The Irrevocable Larson Family Investment Trust (“Larson Trust”) indicating that, as of August 8, 2025, the Larson Trust had sole voting power over 2,566,000 shares of Common Stock, shared voting power over 9,500 shares, sole dispositive power over 2,566,000 shares and shared dispositive power over 9,500 shares. The principal address of the foregoing entity is 3608 Lexington Ave., Dallas, TX 75205.

(7)
Based on information contained in Schedule 13G filed with the SEC on November 14, 2025 by Perga Capital Partners, LP (“Perga”), Perga Capital Management, LP (“Perga Management”) and Alex Sharp (Mr. Sharp, together with Perga and Perga Capital, “Perga Capital”), indicating that, as of November 7, 2025, Perga Capital was the beneficial owner of an aggregate of 2,999,268 shares of Common Stock. Perga Capital’s holdings consist of (i) Perga having sole voting power over 0 shares of Common Stock, shared voting power over 2,753,129 shares, sole dispositive power over 0 shares and shared dispositive power over 2,753,129 shares, (ii) Perga Management having sole voting power over 0 shares of Common Stock, shared voting power over 2,753,129 shares, sole dispositive power over 0 shares and shared dispositive power over 2,753,129 shares and (iii) Mr. Sharp having sole voting power over 246,139 shares of Common Stock, shared voting power over 2,753,129 shares, sole dispositive power over 246,139 shares and shared dispositive power over 2,753,129 shares. The principal address of Perga Capital is 1000 Biscayne Blvd., Miami, FL 33132.
(8)
Consists of (i) Stoney having sole voting power over 0 shares of Common Stock, shared voting power over 2,504,347 shares, sole dispositive power over 0 shares and shared dispositive power over 2,504,347 shares, (ii) Coghill Capital having sole voting power over 0 shares of Common Stock, shared voting power over 2,504,347 shares, sole dispositive power over 0 shares and shared dispositive power over 2,504,347 shares, (iii) Helix Holdings having sole voting power over 0 shares of Common Stock, shared voting power over 83,000 shares, sole dispositive power over 0 shares and shared dispositive power over 83,000 shares, (iv) CDC having sole voting power over 0 shares of Common Stock, shared voting power over 2,587,347 shares, sole dispositive power over 0 shares and shared dispositive power over 2,587,347 shares and (v) Mr. Coghill having sole voting power over 2,410 shares of Common Stock, shared voting power over 2,587,347 shares, sole dispositive power over 2,410 shares and shared dispositive power over 2,587,347 shares. Mr. Coghill is the president and sole shareholder of the managing member of the general partner of Stoney, the president and sole shareholder of the managing member of Coghill Capital, the president and sole shareholder of the managing member of Helix Holdings and the president and sole shareholder of CDC. As such, Mr. Coghill is a control person of each of Stoney, Coghill Capital, Helix Holdings and CDC and may be deemed to beneficially own the securities held by Stoney, Coghill Capital, Helix Holdings and CDC. Mr. Coghill disclaims beneficial ownership of all shares held by Stoney, Coghill Capital, Helix Holdings and CDC, except to the extent of any pecuniary interest therein. The principal address for Mr. Coghill is 222 S Riverside Plaza, 15th Floor, Chicago, IL 60606.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities.
To our knowledge, based solely on a review of Form 3, Form 4 and Form 5 (including amendments) filed electronically with the SEC and written representations made to us that no other reports were required, during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners of our capital stock were complied with.

PROPOSAL 1 — ELECTION OF DIRECTORS
At each annual meeting, our stockholders will elect our directors. Directors may be removed from office either for or without cause upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Company entitled to vote generally for the election of directors.
The Board, upon the recommendation of the Nominating and Governance Committee has nominated the following individuals for election as directors of the Company to serve until our 2027 Annual Meeting or until their respective successors are duly elected and qualified:
Deborah G. Adams
Clint Coghill
Daniel Furbee
Christopher W. Hamm
Todd R. Snyder
Each of the above nominees is currently serving as a director of the Company. Biographical information for each nominee is contained in the “Directors and Director Nominees” section above.
The election of directors in this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present virtually or represented by proxy and entitled to vote on the election of directors. Abstentions have the same effect as a vote against the outcome of voting on director election and broker non-votes will not have any effect on the outcome of voting on director elections. The Board recommends that you vote “FOR” the election of each of the nominees listed above.
Unless otherwise instructed, the proxyholders will vote the proxies received by them for the five nominees named above. The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company’s directors will be reduced or the proxyholders will vote for the election of a substitute nominee that the Board recommends.
Vote Required
The election of directors in this Proposal 1 requires the affirmative vote of the holders of a majority of the shares of Common Stock present virtually or represented by proxy and entitled to vote on the election of directors. You may vote “FOR” a nominee to the Board, “AGAINST” a nominee to the Board or you may ABSTAIN from voting with respect to one or more nominees to the Board. Abstentions are considered shares of Common Stock present virtually or represented by proxy and entitled to vote on the election of directors and will have the same effect as votes “AGAINST” a nominee to the Board.
Board Recommendation
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On January 12, 2026, the Audit Committee approved the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, which became effective on March 11, 2026 upon the completion of Grant Thornton’s client acceptance procedures. The Audit Committee is seeking ratification of such appointment by our stockholders at the Annual Meeting. Representatives of Grant Thornton are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Grant Thornton as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Grant Thornton to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Grant Thornton. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Change in Accounting Firm
As previously reported on our Current Report on Form 8-K, filed with the SEC on January 15, 2026 and subsequently amended on March 13, 2026, on January 12, 2026, the Audit Committee approved the appointment of Grant Thornton, effective upon the completion of its client acceptance procedures, as our independent registered public accounting firm and dismissed our prior independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), effective upon the completion of Deloitte’s audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2025 and effectiveness of internal control over financial reporting as of December 31, 2025, which occurred on March 9, 2026.
The audit report of Deloitte on the Company’s consolidated financial statements as of and for the years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of Deloitte on the Company’s internal control over financial reporting as of December 31, 2025 contained an adverse opinion regarding a material weakness in the Company’s internal control over financial reporting related to the lack of the appropriate control processes and activities to sufficiently mitigate for changes in personnel with the necessary technical and accounting knowledge, experience, and training (the “Material Weakness”).
During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through March 9, 2026, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference thereto in its reports on the consolidated financial statements for such years, or (2) reportable events (as described in Item 304 (a)(1)(v) of Regulation S-K) other than the Material Weakness.
During the years ended December 31, 2025 and 2024, and the subsequent interim period through March 11, 2026, the effective date of Grant Thornton’s appointment, neither the Company nor anyone on their behalf consulted with Grant Thornton regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

We provided Deloitte and Grant Thornton with copies of the disclosures set forth above. Deloitte’s confirmatory letters were included as Exhibit 16.1 to our Current Reports on Form 8-K filed with the SEC on January 15, 2026 and on Form 8-K/A filed with the SEC on March 13, 2026.
Principal Accountant Fees and Services
The following table summarizes the aggregate Deloitte fees for independent auditing, tax and related services for each of the years ended December 31, 2025 and 2024 (dollars in thousands), respectively:
	2025	2024
Audit fees(1)	$1,407,000	$1,020,189
Audit-related fees(2)	95,083	117,400
Tax fees(3)	240,374	107,000
All other fees(4)	—	—
Total	$1,742,457	$1,244,589

(1)
Audit fees represent amounts billed for each of the years presented for professional services rendered in connection with those services normally provided in connection with statutory and regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. For each of the years ended December 31, 2025 and 2024, those fees primarily related to the (i) audit of our annual financial statements and internal controls over financial reporting included in our annual reports and (ii) the review of our quarterly financial statements filed on Form 10-Q.

(2)
Audit-related fees represent amounts billed in each of the years presented for assurance and related services that are reasonably related to the performance of the annual audit or quarterly reviews.

(3)
Tax fees represent amounts billed in each of the years presented for professional services rendered in connection with tax compliance, tax advice, and tax planning.

(4)
No such services were rendered by Deloitte during the years ended December 31, 2025 and 2024.

Pre-Approval Policies and Procedures
The Audit Committee’s charter requires the Audit Committee to approve in advance all audit and non-audit services to be provided by our independent registered public accounting firm.
The charter for the Audit Committee is available within the “Corporate Governance” section of our website at www.amplifyenergy.com.
Vote Required
The ratification of Grant Thornton as our independent registered public accounting firm in this Proposal 2 requires the affirmative vote of a majority of the shares of Common Stock present virtually or represented by proxy and entitled to vote on the subject matter of the proposal. Votes cast FOR or AGAINST and abstentions with respect to this Proposal 2 will be counted as shares entitled to vote on this Proposal 2. A vote to ABSTAIN will have the effect of a vote AGAINST this Proposal 2.
Board Recommendation
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 2. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

PROPOSAL 3 — ADVISORY (NON-BINDING) VOTE APPROVING COMPENSATION OF NAMED EXECUTIVE OFFICERS
Background
Under the Dodd-Frank Act and pursuant to Section 14A of the Exchange Act, the stockholders of the Company are entitled to vote at the Annual Meeting on the compensation of the Company’s named executive officers, as disclosed in the Executive Compensation and Director Compensation sections and accompanying compensation tables contained in this Proxy Statement. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only and is not binding on the Company or the Board. Currently, our stockholders are given the opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with our 2027 Annual Meeting.
Although the vote is non-binding, the Compensation Committee and the Board value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions.
As described above in the “Executive Compensation” section of this Proxy Statement, the Compensation Committee has structured our executive compensation program to achieve the following key objectives:
•
attract and retain talented executive officers by providing total compensation levels competitive with that of executives holding comparable positions in similarly situated organizations;

•
provide total compensation that is supported by individual performance;

•
provide a performance-based compensation component that balances rewards for short-term and long-term results and is tied to Company performance; and

•
encourage the long-term commitment of our executive officers to us and to our stockholders’ long-term interests.

Please read the “Executive Compensation” section beginning on page 24 of this Proxy Statement for a detailed discussion of our executive compensation program and how it operates and is designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 24 through 40, which provide detailed information on the compensation of our NEOs.
Our Compensation Committee and the Board have determined that the Company’s NEOs compensation aligns with our business strategy, focuses on long-term value creation for our stockholders and delivers competitive pay relative to our performance, and therefore the Board recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the Company’s NEOs compensation as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure shall include the Executive Compensation, Director Compensation, the Summary Compensation Table, and the related tables and disclosure in this Proxy Statement).
Vote Required
The advisory vote on executive compensation in this Proposal 3 requires the affirmative vote of a majority of the shares of Common Stock present virtually or represented by proxy and entitled to vote on the subject matter of the proposal. Votes cast FOR or AGAINST and abstentions with respect to this Proposal 3 will be counted as shares entitled to vote on this Proposal 3. A vote to ABSTAIN will have the effect of a vote AGAINST this Proposal 3.
Board Recommendation
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 3. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

PROPOSAL 4 — APPROVAL OF THE AMPLIFY ENERGY CORP. 2024 AMENDED AND RESTATED EQUITY INCENTIVE PLAN
The Board approved and adopted the Amplify Energy Corp. 2024 Amended and Restated Equity Incentive Plan (the “2026 Plan”) on April 17, 2026 (the “Effective Date”), subject to the approval of our stockholders. If we do not obtain stockholder approval of the 2026 Plan, the current Amplify Energy Corp. 2024 Equity Incentive Plan (for purposes of this section, the “Prior Plan”) will remain in effect, without giving effect to the proposed amendment and restatement described herein, and will expire in accordance with its terms on April 1, 2034.
The Board adopted the 2026 Plan as a broad-based incentive compensation plan that provides for granting stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based or cash-based awards. The Board believes that our success and long-term progress are dependent upon attracting and retaining our non-employee directors, employees and service providers, and aligning the interests of such individuals with those of our stockholders.
The following information regarding the 2026 Plan is being provided to you in connection with the solicitation of proxies for the approval of the 2026 Plan. The principal features of the 2026 Plan are summarized below. This summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2026 Plan attached hereto as Appendix A to this Proxy Statement.
Assuming the 2026 Plan is approved, we intend to file a registration statement on Form S-8 to register the additional shares of common stock that the Company will be authorized to issue under the 2026 Plan.
Overview of 2026 Plan
The total number of shares that are reserved for issuance under the 2026 Plan equals the sum of (x) 1,800,000, plus (y) 538,971 shares remaining available for issuance under the Prior Plan, assuming outstanding performance-based awards are counted at “maximum,” which is 2,338,971 (such sum of (x) and (y), the “Share Reserve”), pursuant to stock options, awards of restricted stock, restricted stock units, stock appreciation rights, other stock-based awards and cash awards (collectively, the “awards”). The Share Reserve includes any shares of common stock remaining available for issuance under the Prior Plan. If the 2026 Plan is not approved by our stockholders, then the Prior Plan will remain in effect.
The market price per share of the securities underlying the shares as of April 1, 2026 was $5.87. As of April 1, 2026, there were 538,971 shares of our common stock available for future grants under the Prior Plan, assuming outstanding performance-based awards are counted at “maximum.” We estimate that the shares available for future awards, including the 1,800,000 additional shares if the 2026 Plan is approved, will be sufficient for equity awards for one to two years. However, the proposed Share Reserve could last for a shorter or longer period of time, such as might be the case if we experience unexpected opportunities to grow the business beyond our current annual operating plan, if we modify our long-term incentive mix and design, or if our stock price changes materially.
Equity awards are the most critical component of providing competitive executive compensation levels and help us retain key executives, employees, service providers and non-employee directors. In addition, equity awards also link executive compensation and stockholder performance, reward promotions and top performers and represent a cash, accounting and tax-efficient form of compensation. We believe that equity compensation effectively aligns our employees, service providers, and non-employee directors with stockholder interests by motivating and rewarding performance that will enhance stockholder value. Approval of the 2026 Plan is critical to continue to closely link compensation with our performance. If our stockholders do not approve the 2026 Plan, we expect the share reserve under the Prior Plan to be exhausted within one year and thereafter we would no longer be able to grant equity awards as part of our total compensation package. In that event, we may need to consider other compensation alternatives, such as increasing cash compensation, which would have a negative impact on our reported results of operations, and we would be at a severe competitive disadvantage if we could not use equity awards to recruit and retain top talent.
In determining the number of shares to be authorized for issuance under the 2026 Plan, our Board considered, among other things, our hiring plans and expected number of employees, service providers and non-employee directors, our historical share usage under the Prior Plan, our current overhang in shares issuable with respect to outstanding awards and the existing terms of such outstanding awards.
We believe that the potential dilution that may result from the 2026 Plan is reasonable for a company of our size and in our industry. In addition, we believe that the benefits to our stockholders resulting from equity award grants to our employees, service providers, and non-employee directors, including interest alignment and mitigation of incentives to take inappropriate business risks, outweigh the potential dilutive effect of grants under the 2026 Plan. Our Board believes that paying a significant portion of annual variable compensation in the form of equity awards that vest over multiple years is an effective method of aligning the interests of employees with those of our stockholders, encouraging ownership in the Company and retaining, attracting and rewarding talented employees.
Share Information on Equity Compensation Plans as of April 1, 2026
The information included in this Proxy Statement and our 2026 Annual Report is updated by the following information regarding our outstanding equity awards and shares available for future awards under existing equity compensation plans as of April 1, 2026:
Total number of full value awards outstanding (includes restricted stock, restricted stock units (RSUs) and performance share units (PSUs))(1)	2,447,158
Total number of shares remaining available for future grant under the Prior Plan(2)	538,971
Total number of shares of common stock outstanding as of April 1, 2026	41,278,518

(1)
Assumes performance-based awards will vest and pay out based on maximum performance levels being achieved. No stock options or stock appreciation rights were outstanding as of April 1, 2026.

(2)
Represents the total number of shares available for future awards under the Prior Plan reflecting performance-based awards at maximum payout. The Prior Plan was our only active employee equity plan with shares available for future issuance as of April 1, 2026.

We manage our long-term stockholder dilution by closely managing the number of equity awards granted annually and regularly engaging with our compensation consultant. We grant what we believe is an appropriate amount of equity necessary to attract, reward and retain employees. Our three-year average burn rate, which we define as the number of shares subject to equity awards granted under the Prior Plan in a fiscal year divided by the weighted average shares outstanding for that fiscal year, was 3.2% for fiscal years 2023 through 2025.
	Stock Options or SARs Granted	Total Number of Full Value Awards Granted		Stock Options + Full Value Awards	Weighted Average Basic Number of Shares of Common Stock Outstanding	Burn Rate
Fiscal Year		Time-based Restricted Stock Units Granted	Performance- based Restricted Stock Units Granted
2025	0	983,549	595,783	1,579,332	40,391,000	3.9%
2024	0	858,314	312,843	1,171,157	39,655,000	3.0%
2023	0	713,689	321,436	1,035,125	38,961,000	2.7%
Our equity plan dilution rate (or overhang) as of April 1, 2026 was 7.2% (calculated by dividing (1) the number of shares subject to awards outstanding plus the number of shares remaining available for issuance, by (2) the total number of common shares outstanding). If shareholders approve our share request, the issuance of 1,800,000 additional shares would increase our dilution rate by 4.4% to 11.6%.
Amendment
The 2026 Plan is consistent in substance with the Prior Plan, except that subject to adjustments required by or permitted by the 2026 Plan, the number of shares available for grant under the 2026 Plan is

2,338,971 shares of our common stock, $0.01 par value per share, which includes 538,971 shares of common stock that remain available for issuance under the Prior Plan as of April 1, 2026.
Highlights of the 2026 Plan’s Best Practices
The 2026 Plan combines compensation and governance best practices, including the following features:
•
no automatic awards are promised to any eligible individual;

•
express prohibition of repricing of stock options and stock appreciation rights (“SARs”) without stockholder approval (subject to the terms of the 2026 Plan);

•
awards are subject to potential reduction, forfeiture, cancellation or other similar action in accordance with our clawback policy as well as applicable legal requirements;

•
the exercise price of a stock option or SAR award may not be less than the fair market value of a share of our common stock on the date of grant;

•
dividends and dividend equivalents are subject to restrictions and risk of forfeiture to the same extent as the awards with respect to which they are accrued and will not be paid unless and until such awards have vested;

•
outstanding awards that are assumed in connection with a change in control are subject to double trigger vesting;

•
stock options and SARs are each subject to a maximum term of 10 years;

•
annual compensation limit of $500,000 for non-employee directors, with certain exceptions (of up to an additional $250,000 more) for the first year a non-employee director serves on the Board, serves on a special committee of the Board or serves as lead director or chairman of the Board;

•
all awards (subject to the exceptions specified in the 2026 Plan) are subject to a vesting period of at least one year (provided, that up to 5% of the shares of common stock reserved for issuance under the 2026 Plan as of the Effective Date may be issued pursuant to awards that do not comply with such minimum one-year vesting period);

•
no liberal share recycling with respect to stock option awards or stock appreciation rights;

•
no evergreen provision; and

•
no tax gross-ups or reload grants.

Summary of the 2026 Plan
A brief summary of the 2026 Plan is outlined below. The following summary is not a complete description of all of the provisions of the 2026 Plan and is qualified in its entirety by reference to the 2026 Plan, a copy of which is attached hereto as Appendix A, which is incorporated by reference into this proposal.
Administration
The 2026 Plan will be administered by (A) the Compensation Committee of the Board, (B) such other committee of the Board appointed by the Board to administer the 2026 Plan or (C) the Board, as determined by the Board (any of the foregoing, the “Committee”). Subject to the terms of the 2026 Plan, the Committee has authority to administer the 2026 Plan and control its operation, including, but not limited to, the power to (i) determine the eligible persons who will receive awards under the 2026 Plan, (ii) prescribe the restrictions, terms and conditions of all awards, (iii) interpret the 2026 Plan and terms of the awards, (iv) adopt rules for the administration, interpretation and application of the 2026 Plan, (v) make all determinations with respect to a participant’s service and the termination of such service for purposes of any award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the 2026 Plan or any award, (vii) make all determinations it deems advisable for the administration of the 2026 Plan, (viii) decide all disputes arising in connection with the 2026 Plan and to otherwise supervise the administration of the 2026 Plan, (ix) subject to the terms of the 2026 Plan, amend the terms of an award in any manner that is not inconsistent with the 2026 Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any award at any time, including, but not limited to, upon a Change of Control (as defined in the 2026 Plan) or upon termination of service under certain circumstances, subject to Section 5.3 of the 2026 Plan, and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the 2026 Plan by eligible persons who are foreign nationals or employed outside of the United States. The Committee has the right to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of awards granted under the 2026 Plan, subject to the terms of the 2026 Plan and applicable law.
Stock Available for Awards
Authorized Number of Shares.   Subject to adjustments as required or permitted by the 2026 Plan, the number of shares of our common stock, $0.01 par value, available for issuance under the 2026 Plan shall be a total of 2,338,971, which includes any shares remaining available for issuance under the Prior Plan.
Share Replenishment.   To the extent that an award granted under the 2026 Plan or the Prior Plan is canceled, expired, forfeited, settled in cash or otherwise terminated without delivery of the shares of common stock or payment of consideration to the participant under the 2026 Plan or the Prior Plan, the shares of common stock retained by or returned to the Company will not be deemed to have been delivered under the 2026 Plan or the Prior Plan, as applicable, and will be available for future awards under the 2026 Plan. Any shares that are tendered by a participant or withheld by the Company (by either actual delivery or attestation) (i) in payment of the exercise, base or purchase price relating to a stock option or stock appreciation right under the 2026 Plan or the Prior Plan, or (ii) to satisfy any taxes or tax withholding obligations with respect to a stock option or stock appreciation right under the 2026 Plan or the Prior Plan, as applicable, will not be available for future awards under the 2026 Plan. Any shares that were subject to a stock-settled stock appreciation right granted under the 2026 Plan or the Prior Plan, as applicable, that were not issued upon the exercise of such stock appreciation right shall not become available again for awards under the 2026 Plan. Any shares that were purchased by the Company on the open market with the proceeds from the exercise of a stock option granted under the 2026 Plan or the Prior Plan, as applicable, will not become available for awards under the 2026 Plan. Any shares that are withheld by the Company or tendered by a participant (by either actual delivery or attestation) to satisfy tax withholding obligations associated with any award other than stock options or stock appreciation rights granted under the 2026 Plan or the Prior Plan, as applicable, will become available again for future awards under the 2026 Plan.
Director Limits.   Under the 2026 Plan, the maximum value of any awards granted to a non-employee director in any one calendar year (together with any cash fees paid during such calendar year) shall not exceed $500,000 (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes); provided that for any calendar year in which a non-employee director (i) first serves on the Board, (ii) serves on a special committee of the Board or (iii) serves as lead director or chairman of the Board, such non-employee director may receive up to an additional $250,000 of compensation under the 2026 Plan.
Substitute Awards.   In connection with a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, our board of directors may grant awards in substitution for any awards previously granted by such entity or an affiliate thereof. Any such substitute awards will not reduce the Share Reserve except as may otherwise be required under applicable law or the listing requirements of any national stock exchange on which the common stock is traded.
Types of Awards
The 2026 Plan provides for the grant of “incentive stock options” intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards. Unless otherwise indicated, the term “stock option” refers to both nonstatutory stock options and incentive stock options.
Stock Options.   Stock options entitle recipients to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price that is no less than 100% of the fair market value of a share of common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to any participant holding more than 10% of the voting power of our Company). Only employees may be granted incentive stock options. Options granted pursuant to the 2026 Plan may not be granted with a term in excess of 10 years (or, in excess of five years in the case of incentive stock options granted to any participant holding more than 10% of the voting power of our Company). The 2026 Plan permits the following forms of payment of the exercise price of options: (i) payment in cash or by cash equivalent acceptable to the Committee, or (ii) to the extent permitted by the Committee in its sole discretion in an award agreement or otherwise (A) in shares of stock valued at the fair market value of such shares on the date of exercise, (B) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (C) by reducing the number of shares of stock otherwise deliverable upon the exercise of the stock option by the number of shares of stock having a fair market value on the date of exercise equal to the exercise price, (D) by a combination of the methods described above or (E) by such other method as may be approved by the Committee and set forth in the award agreement. Dividends will not be paid with respect to stock options. Notwithstanding anything in an agreement to the contrary, the holder of stock options will not be entitled to receive dividend equivalents with respect to the number of shares of common stock subject to such stock options.
Stock Appreciation Rights.   Stock appreciation rights entitle recipients to receive the appreciation in the value of our common stock over the value of the common stock on the date of grant of the stock appreciation right, which we refer to as the measurement price. Stock appreciation rights may be settled by the delivery of shares of our common stock, in cash, or a combination of stock and cash. Stock appreciation rights may be issued in tandem with options or as stand-alone rights. The measurement price will be no less than 100% of the fair market value of a share of common stock on the date of grant. The maximum term of any stock appreciation right granted pursuant to the 2026 Plan will be no more than 10 years from the date of grant. Dividends will not be paid with respect to stock appreciation rights. Notwithstanding anything in an agreement to the contrary, the holder of stock appreciation rights will not be entitled to receive dividend equivalents with respect to the number of shares of common stock subject to such stock appreciation rights.
Restricted Stock and Restricted Stock Unit Awards.   Awards of restricted stock entitle recipients to acquire shares of common stock, subject to our right to repurchase, or require the forfeiture of such shares if issued at no cost, all or part of such shares from the recipient in the event that the conditions specified in the applicable award agreement are not satisfied prior to the end of the applicable restriction period established for such award. With respect to any award of restricted stock that provides for or includes a right to dividends and distributions, if dividends are declared during the period that such award is outstanding, such dividends (or distributions) shall either (i) not be paid or credited with respect to such award, or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and shall only be paid at the time or times such vesting requirement(s) are satisfied. Awards of restricted stock units entitle recipients to receive unrestricted shares of common stock or cash at such time as the conditions specified in the applicable award agreement are satisfied. A recipient has no voting rights with respect to any restricted stock units. Restricted stock units may be granted together with dividend equivalent rights, which dividend equivalent rights may be accumulated and may be deemed reinvested in additional restricted stock units or may be accumulated in cash, as set forth in the award agreement or as determined by the Committee in its discretion. Any payments made pursuant to dividend equivalent rights shall either (i) not be paid or credited with respect to such restricted stock units, or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as such restricted stock units, and shall only be paid at the time or times such vesting requirement(s) are satisfied. The dividends payable with respect to restricted stock awards or restricted stock units that do not vest will be forfeited.
Other Stock-Based Awards.   Under the 2026 Plan, the Committee has the right to grant other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as the Committee may determine. We refer to these types of awards as other stock-based awards. Other stock-based awards may be available as a form of payment in the settlement of other awards granted under the 2026 Plan, as a bonus or as payment in lieu of compensation to which a recipient is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or cash, or a combination of shares and cash, as the Committee determines. Any dividends or dividend equivalents with respect to an other stock-based award that is subject to vesting conditions will be subject to the same restrictions as the underlying award.
Cash Awards.   Under the 2026 Plan, the Committee has the right to grant cash awards on a free-standing basis or as an element of, or supplement to, or in lieu of any other award under the 2026 Plan in such amounts and subject to such other terms as the Committee deems appropriate.
Adjustments of Awards
In the event of certain changes to our capitalization, such as a capital restructuring, recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of common stock or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change affecting the common stock (other than regular cash dividends to stockholders of the Company), the Committee will cause an adjustment to be made to (i) the number of shares available under the 2026 Plan, (ii) the number and kind of shares subject to outstanding awards, (iii) the exercise price of outstanding options and SARs, (iv) other value determinations applicable to the 2026 Plan and/or outstanding awards, (v) any dividend equivalent rights associated with outstanding awards and (vi) any other terms of an award that are affected by such event.
Minimum Vesting Period
Any portion of any award granted under the 2026 Plan (other than cash-based awards) will vest no earlier than the first anniversary of the date on which the award is granted; provided, that the following awards will not be subject to the foregoing minimum vesting requirement: any (i) substitute awards granted pursuant to Section 14.9 of the 2026 Plan; (ii) shares delivered in lieu of fully vested cash obligations; (iii) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting; and (iv) any additional awards the Committee may grant, up to a maximum of five percent of the available Share Reserve authorized for issuance under the 2026 Plan pursuant to Section 4.1 of the 2026 Plan (subject to adjustment under Section 4.4 of the 2026 Plan); provided, further, that the foregoing restriction does not limit the Committee’s discretion to provide for accelerated exercisability or vesting of any award for any reason in the terms of the award agreement or otherwise.
Clawback
All awards granted under the 2026 Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy or any applicable law related to such actions.
Change of Control
Unless otherwise provided by the Committee in an award agreement or any applicable Participant Agreement (as defined in the 2026 Plan) in effect between the Company or an affiliate and a participant:
(a)   In the event of a Change of Control (as defined in the 2026 Plan) in which the surviving entity (together with its affiliates, the “Surviving Entity”) assumes outstanding awards or substitutes similar awards under the Surviving Entity’s equity compensation plan for outstanding awards on the same terms and conditions as the original awards, such awards that are assumed or substituted will not vest solely as a result of the occurrence of the Change of Control.
(b)   If, within 18 months following the date on which such Change of Control occurs, a participant’s service, consulting relationship or employment with the Surviving Entity is terminated by the Surviving Entity without Cause (as defined in the 2026 Plan) or, in the event the participant is party to a Participant Agreement that contains a definition of “Good Reason” or like term, the participant resigns for Good Reason, subject to the participant’s execution and non-revocation of a general release of claims in favor of the Company and its affiliates within 60 days following such termination and continued compliance with all applicable restrictive covenants, any outstanding awards or substitute awards will become immediately vested and exercisable, as applicable. Unless the applicable award agreement specifically provides for different treatment upon the circumstances described in Section 12.1(b) of the 2026 Plan, the performance period applicable to performance-based awards will be deemed to have ended as of the third business day prior to the date of the consummation of such Change of Control (the “Measurement Date”) and such performance-based award will be settled based on the greater of (A) actual performance achieved through the Measurement Date and (B) the target level of performance as set forth in the award agreement.
Unless otherwise provided by the Committee in an award agreement or any applicable Participant Agreement, upon a Change of Control in which outstanding awards are not assumed or substitute awards are not granted by the Surviving Entity, any such awards will become immediately vested and exercisable, as applicable, and any restrictions then in force will lapse, with performance-based awards deemed earned at the greater of (a) the target level of performance as set forth in the award agreement, and (b) the actual performance achieved through the Measurement Date.
Amendment and Termination of the 2026 Plan; Term
Except as may otherwise be required by law or the requirements of any stock exchange or market upon which our common stock may then be listed, the Board, acting in its sole discretion and without further action on the part of our stockholders, may amend modify, suspend or terminate the 2026 Plan from time to time and may terminate the 2026 Plan at any time. No such amendment or termination may impair or adversely alter any awards previously granted under the 2026 Plan (without the consent of the recipient or holder) or deprive any person of shares previously acquired under the plan. Unless sooner terminated, the 2026 Plan shall terminate on the tenth anniversary of the effective date (as defined in the 2026 Plan).
Certain Award Terms
Limitations on Repricing of Options or Stock Appreciation Rights.   No amendment or modification may be made to an outstanding option or SAR which reduces the exercise price, either by lowering the exercise price or by canceling the outstanding option or SAR in exchange for cash, other awards or an option or SAR with a lower exercise price without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding options and SARs (as described under “Adjustments of Awards” above).
Eligibility to Receive Awards; Plan Benefits
Our employees, officers, non-employee directors, and service providers are eligible to be granted awards under the 2026 Plan, and the basis for participation in the 2026 Plan, from among those eligible, is within the discretion of the Compensation Committee of the Board (or the Board, with respect to non-employee directors). The amount and timing of all awards under the 2026 Plan will be determined in the sole discretion of the Committee and, therefore, cannot be determined in advance. As of December 31, 2025, there were approximately 162 employees, 3 service providers and 4 non-employee directors who were eligible to receive awards under the 2026 Plan.
Federal Income Tax Consequences
The U.S. federal income tax consequences of the 2026 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2026 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or foreign tax consequences. Tax considerations may vary from locality to locality and depending upon individual circumstances.
Section 409A of the Code.   Certain types of awards under the 2026 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2026 Plan and awards granted under the 2026 Plan will be structured and interpreted to comply with, or be exempt from, Section 409A of the Code and the regulations and other interpretive guidance that may be issued under

Section 409A. To the extent determined necessary or appropriate by the Committee, the 2026 Plan and applicable award agreements may be amended without award holder consent to exempt the applicable awards from Section 409A of the Code or to comply with Section 409A.
Non-Qualified Stock Options.   For federal income tax purposes, if participants are granted non-qualified stock options under the 2026 Plan, participants generally will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of non-qualified stock options, participants will recognize ordinary income, and the Company will be entitled to a deduction in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the date of exercise. The basis that participants have in shares of common stock, for purposes of determining their gain or loss on subsequent disposition of such shares of common stock generally, will be the fair market value of the shares of common stock on the date the participants exercise their options. When a participant sells the common stock acquired as a result of the exercise of a non-qualified stock option, any appreciation or depreciation in the value of the common stock after the exercise date will be taxable as a long-term or short-term capital gain or loss for federal income tax purposes, depending on the holding period. The common stock must be held for more than 12 months to qualify for long-term capital gain treatment.
Incentive Stock Options.   A participant receiving incentive stock options should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the incentive stock option requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the incentive stock option is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We generally are not entitled to a federal income tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
Other Awards.
A participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the participant to draw upon. Individuals will not have taxable income at the time of grant of a restricted stock unit, but rather, will generally recognize ordinary compensation income at the time he or she receives cash or a share of common stock in settlement of the restricted stock unit, as applicable, in an amount equal to the cash or the fair market value of the common stock received. The current federal income tax consequences of other awards authorized under the 2026 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We generally should be entitled to a federal income tax deduction at the time and for the same amount as the award recipient recognizes ordinary income.
A participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time he or she recognizes income under the rules described above. The tax basis in the common stock received by a participant will equal the amount recognized by the participant as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse. Subject to the discussion below under “Tax Consequences to the Company,” we will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.
Tax Consequences to the Company
Reasonable Compensation.   In order for the amounts described above to be deductible by the Company (or its subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.
Golden Parachute Payments.   Our ability (and the ability of one of our subsidiaries) to obtain a deduction for future payments under the 2026 Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.
New Plan Benefits
Because awards to be granted in the future under the 2026 Plan are at the discretion of the Board and the Compensation Committee, it is not possible to determine the benefits or the amounts received or that will be received under the 2026 Plan by eligible participants, including the executive group, non-executive director group and non-executive officer employee group.
The following table reflects the equity awards that were granted to our named executive officers and all other eligible employees and directors under the Prior Plan during the last completed fiscal year:
Prior Plan Name and Position	Number of RSUs Granted (#)	Number of PSUs Granted (#)(1)	Dollar Value of RSUs and PSUs ($)(2)*
Daniel Furbee, Chief Executive Officer	54,104	154,104	1,038,349
James Frew, President and Chief Financial Officer	51,204	51,204	634,418
Eric Willis, Senior Vice President, General Counsel and Corporate Secretary	51,204	51,204	634,418
Martyn Willsher, Former President and Chief Executive Officer	76,075	177,507	1,657,665
All Current Executive Officers as a Group (4 persons)	232,587	434,019	3,964,849
All Current Directors who are Not Executive Officers as a Group (4 persons)	165,883	—	544,096
All Employees, Including all Current Officers who are not Executive Officers, as a Group (50 persons)	585,079	37,794	3,390,770

(1)
The target number of PSUs is included.

(2)
Represents the grant date fair value of the applicable awards, computed under FASB ASC Topic 718.

*
Due to rounding, totals may not be equal to the sum of dollar values provided in the above table.

Equity Compensation Plan Information
The following table summarizes information as of December 31, 2025 relating to our equity compensation plans pursuant to which grants of options, restricted stock or other rights to acquire shares may be granted from time to time.
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Right(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
	(a)	(b)	(c)
Equity Compensation Plans Approved by our Security Holders	3,305,910	$—	626,673
Equity Compensation Plans Not Approved by Our Security Holders	—	$—	—
Total	3,305,910	$—	626,673

(1)
All awards reflected in this column (a) are under the Prior Plan. Such awards include the maximum number of shares of our common stock subject to outstanding RSUs and PSUs. Because the number of shares of our common stock to be issued upon settlement of PSUs is subject to performance-based vesting conditions, the number of shares of our common stock actually issued may be substantially less than the number reflected in column (a).

(2)
No weighted average exercise price is included, as RSUs and PSUs do not have an exercise price.

(3)
All securities reflected in this column (c) are shares of our common stock available under the Prior Plan.

Vote Required
Approval of the Amplify Energy Corp. 2024 Amended and Restated Equity Incentive Plan in this Proposal 4 requires the affirmative vote of the holders of a majority of the shares of Common Stock present virtually or represented by proxy and entitled to vote on the subject matter of this Proposal 4. Votes cast FOR or AGAINST and abstentions with respect to this Proposal 4 will be counted as shares entitled to vote on this Proposal 4. A vote to ABSTAIN will have the effect of a vote AGAINST this Proposal 4.
Board Recommendation
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 4. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

PROPOSAL 5 — ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF THE STOCKHOLDER ADVISORY VOTE ON THE COMPENSATION OF NEOS
Under the Dodd-Frank Act, the stockholders of the Company are entitled to vote at the Annual Meeting regarding whether the advisory vote on executive compensation (“Say-on-Pay”) should occur every one, two or three years. Stockholders shall also have the option to abstain from voting on the matter. Pursuant to the Dodd-Frank Act, the stockholder vote on the frequency of the advisory vote on executive compensation is an advisory vote only, and it is not binding on the Company or the Board.
Although the vote is non-binding, the Compensation Committee and the Board value the opinions of the stockholders and will consider the outcome of the vote when determining the frequency of the stockholder vote on executive compensation.
The Board has determined that an annual non-binding advisory vote on executive compensation will allow our stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices as disclosed in the Proxy Statement each year. The Board believes that an annual vote is therefore consistent with our efforts to engage in an ongoing dialogue with our shareholders on executive compensation and corporate governance matters.
You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to this Proposal 5.
Vote Required
A plurality of the shares of Common Stock present virtually or represented by proxy and entitled to vote on the subject matter of this proposal will constitute the recommendation of the stockholders. The frequency of the Say-on-Pay vote that receives the greatest number of votes — every one year, every two years or every three years — will be the frequency that the stockholders approve on a non-binding advisory basis. Abstentions and broker non-votes will be counted as shares entitled to vote on this Proposal 5 but neither abstentions nor broker non-votes will have any effect on the outcome of this Proposal 5. This advisory vote on the frequency of the Say-on-Pay vote is not binding on the Board. However, the Board will take into account the result of the vote when determining the frequency of future Say-on-Pay votes.
Board Recommendation
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” A FREQUENCY OF “ONE YEAR” FOR FUTURE NON-BINDING “SAY-ON-PAY” STOCKHOLDER VOTES ON COMPENSATION OF OUR NEOs. Properly dated and signed proxies will be so voted unless stockholders specify otherwise.

STOCKHOLDER PROPOSALS; IDENTIFICATION OF DIRECTOR CANDIDATES
Stockholder Proposals under Rule 14a-8
Any stockholder of the Company who desires to submit a proposal for action at the 2027 Annual Meeting and wishes to have such proposal (a “Rule 14a-8 Proposal”) included in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, must submit such Rule 14a-8 Proposal to the Company at its principal executive offices located at Amplify Energy Corp., 500 Dallas Street, Suite 1700, Houston, Texas 77002 no later than December 24, 2026, unless the Company notifies the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by the Company and proper for stockholder action (and otherwise proper) will be included in the Company’s proxy materials.
Other Stockholder Proposals
Any stockholder of record of the Company who desires to submit a Non-Rule 14a-8 Proposal at the 2027 Annual Meeting must give written notice of an intent to make a Non-Rule 14a-8 Proposal to the Company at its principal executive offices so that it is received no earlier than the close of business on February 3, 2027 and no later than the close of business on March 5, 2027. However, if the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after the anniversary of the date of the Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of the 2027 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting or, if the first public announcement of the date of the 2027 Annual Meeting is less than 100 days prior to the date of the 2027 Annual Meeting, the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in the Bylaws.
Director Recruitment and Director Nomination Process
It is the responsibility of the Nominating and Governance Committee to identify, evaluate and recommend to the Board nominees for election at the annual meeting of stockholders, as well as to fill vacancies or additions on the Board that may occur between annual meetings. The Nominating and Governance Committee endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal and other challenges that face a U.S. independent oil and gas company; who exhibit sound judgment, intelligence, personal character, and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board duties; and who are likely to be able to serve on the Board for a sustained period.
The Nominating and Governance Committee’s charter requires consideration of the diversity of, and the optimal enhancement of the current mix of talent and experience on, the Board. In that regard, the Nominating and Governance Committee endeavors to achieve an overall balance of diversity of experiences, skills, attributes and viewpoints among our directors. The Nominating and Governance Committee believes it has achieved that balance through the representation on the Board of members having experience in the oil and gas industry, accounting and investment analysis, among other areas. The Nominating and Governance Committee does not discriminate based upon race, ethnicity, religion, sexual orientation, age, gender, ancestry or national origin.
In identifying potential director candidates, the Nominating and Governance Committee relies on any source available for the identification and recommendation of candidates, including current directors, officers and stockholders. In addition, the Nominating and Governance Committee from time to time may engage a third-party search firm to identify or evaluate, or assist in identifying or evaluating potential candidates, for which the third-party search firm will be paid a fee.
Stockholder Recommendations for Director Candidates
The Nominating and Governance Committee will also consider any nominee recommended by stockholders for election at the 2027 Annual Meeting if that nomination is submitted in writing. A stockholder who wishes to recommend a director candidate for evaluation should forward the candidate’s name and information about the candidate’s qualifications to Amplify Energy Corp., 500 Dallas Street, Suite 1700, Houston, Texas 77002, Attention: General Counsel.
The candidate must meet the selection criteria described in our Corporate Governance Guidelines and the Nominating and Governance Committee’s charter and must be willing and expressly interested in serving on the Board. Under its charter, the Nominating and Governance Committee must treat recommendations for directors that are received from the Company’s stockholders equally with recommendations received from any other source.
Stockholder Nominations for Director Candidates
Any stockholder of record wishing to directly nominate a director candidate at the 2027 Annual Meeting (i.e., to propose a candidate for election who is not otherwise nominated by the Board through the recommendation process described above) must give written notice of an intent to make such director nominations to the Company at its principal executive offices so that it is received no earlier than the close of business on February 3, 2027 and no later than the close of business on March 5, 2027. However, if the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after the anniversary of the date of the Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of the 2027 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting or, if the first public announcement of the date of the 2027 Annual Meeting is less than 100 days prior to the date of the 2027 Annual Meeting, the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in the Bylaws.
Additionally, we are required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all proposed nominees for director for whom we have received notice under the rule, which must be received by the deadlines pursuant to the advanced notice provisions of our Bylaws described in the immediately preceding paragraph.

ADDITIONAL INFORMATION
Solicitation of Proxies
Solicitation of proxies may be made via the Internet, by mail, personal interview or telephone by officers, directors and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Common Stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses. In addition, the Company has retained Sodali & Co. to aid in the solicitation of proxies, for which the Company will pay an amount that it estimates will not exceed $25,000, plus expenses.
Stockholder List
In accordance with the DGCL, the Company will maintain at its corporate offices in Houston, Texas, a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for 10 days before the Annual Meeting at the Company’s principal executive offices. If you wish to inspect the list, please submit your request, along with proof of ownership, by email to corporatesecretary@amplifyenergy.com. The stockholder list will also be available electronically on the meeting website during the live webcast of the Annual Meeting.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, annual reports and a Notice of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are Amplify stockholders may be “householding” our proxy materials. One annual report, proxy statement and Notice of Internet Availability of Proxy Materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, you may (1) notify your broker, (2) direct your written request to: 500 Dallas Street, Suite 1700, Houston, Texas 77002 or (3) contact our Investor Relations department by email at IR@amplifyenergy.com. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker if their shares are held in “street name” or the Company if they are the stockholder of record. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report, proxy statement and Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. However, if other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the individuals named as proxies, or their duly constituted substitutes acting at the Annual Meeting, to the extent authorized by Rule 14a-4(c).

Availability of Annual Reports on Form 10-K
We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request, we will provide, without charge, a copy of the 2025 Annual Report to any of our stockholders of record, or to any stockholder who owns our Common Stock listed in the name of a broker, bank or dealer as nominee, at the close of business on April 10, 2026. Any request for a copy of 2025 Annual Report should be mailed to our Corporate Secretary at 500 Dallas Street, Suite 1700, Houston, TX 77002, or by calling (832) 219-9026.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 3, 2026
You are requested to cast your proxy as instructed in the Notice of Availability whether or not you expect to virtually attend the meeting online. You may request paper copies of the proxy materials free of charge by following the instructions on the Notice of Availability. If you request a paper proxy, please complete, date, and sign the enclosed form of proxy card and return it promptly in the envelope provided. By submitting your proxy promptly, you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. We encourage you to vote via the Internet.
Proxy Materials for the Annual Meeting
If you have any questions or require assistance with voting your proxy card, or if you need additional copies of the proxy materials, please contact our proxy solicitation firm, Sodali & Co., at
Sodali & Co.
430 Park Avenue
14th Floor
New York, NY 10022
Stockholders Call Toll-Free: (800) 662-5200
Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400
E-mail: AMPY@investor.sodali.com

Appendix A
AMPLIFY ENERGY CORP.
2024 AMENDED AND RESTATED EQUITY INCENTIVE PLAN
1.
Purpose.

The purpose of the Amplify Energy Corp. 2024 Amended and Restated Equity Incentive Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing long-term incentive compensation opportunities tied to the performance of the Company and its Common Stock. The Plan is intended to advance the interests of the Company and increase stockholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.
2.
Definitions. Wherever the following capitalized terms are used in the Plan and/or an Award Agreement (as defined below), they shall have the meanings specified below:

“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.
“Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Other Stock-Based Award or cash award granted under the Plan.
“Award Agreement” means a notice or an agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant as provided in Section 14.1 hereof.
“Board” means the Board of Directors of the Company.
“Cause” shall mean, unless otherwise defined in the Award Agreement or Participant Agreement, (i) a Participant’s commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude; (ii) a Participant’s engaging in conduct that constitutes fraud, gross negligence or willful misconduct in connection with his or her employment or service duties or responsibilities; (iii) a Participant’s contravention, in any material respect, of specific lawful directions related to a material duty or responsibility which is directed to be undertaken from the person to whom such Participant reports; (iv) any acts by a Participant which constitute embezzlement, misappropriation or breach of fiduciary duty resulting or intending to result in such Participant’s personal gain or enrichment at the expense of the Company or its Affiliates; or (v) a Participant’s continued failure to comply with a material policy of the Company or its Affiliates after receiving notice of failure to comply from the person to whom such Participant reports.
“Change of Control” shall have the meaning set forth in Section 12.3 hereof. “Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means (i) the Compensation Committee of the Board, (ii) such other committee of the Board appointed by the Board to administer the Plan or (iii) the Board, as determined by the Board.
“Common Stock” means the Company’s common stock, par value $0.01 per share.
“Company” means Amplify Energy Corp., a Delaware corporation, or any successor thereto.
“Date of Grant” means the date on which an Award under the Plan is granted by the Committee or such later date as the Committee may specify to be the effective date of an Award.
“Disability” shall mean, unless otherwise defined in the Award Agreement, the Participant is unable to perform his or her duties for a period of 90 consecutive days as a result of physical or mental impairment or illness or injury at the time of a termination of employment.
“Effective Date” means April 17, 2026, which is the date of the Plan’s adoption by the Board, subject to the approval of this Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.

“Eligible Person” means any (i) person who is an employee of the Company or any of its Affiliates, (ii) each other natural Person who provides services to the Company or any of its Affiliates as a consultant or advisor and who is designated as eligible by the Committee, and (iii) each non-employee director of the Company or any of its Affiliates. An employee on leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in this Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.
“Fair Market Value” means, with respect to a share of Common Stock as of a given date of determination hereunder, the closing price as quoted on any national stock exchange or over-the-counter market on which the Common Stock is then traded, or if the Common Stock was not traded on such date, then the immediately preceding date on which sales of shares of Common Stock have been so quoted or reported shall be used. If the Common Stock on such date is not so publicly traded, “Fair Market Value” shall be determined based upon a pre-established formula determined by the Committee or by an independent third-party valuation firm selected by the Committee, and shall be determined in a manner consistent with Section 409A of the Code and the regulations thereunder. In the event that the Common Stock is not publicly traded, Fair Market Value (as determined in accordance with the foregoing sentence) shall be communicated to Participants on a quarterly basis.
“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.
“Incumbent Directors” shall have the meaning set forth in Section 12.3(b) hereof.
“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.
“Other Stock-Based Awards” shall have the meaning set forth in Section 10 hereof.
“Outstanding Company Voting Securities” shall have the meaning set forth in Section 12.3(a) hereof.
“Participant” means any Eligible Person who holds an outstanding Award under the Plan.
“Participant Agreement” means an employment or other service agreement between a Participant and the Company or any Affiliate that describes the terms and conditions of such Participant’s employment or service with the Company or any Affiliate and is effective as of the date of determination.
“Performance Stock Unit” means a Restricted Stock Unit designated as a Performance Stock Unit under Section 9.1 hereof, to be paid or distributed based on or conditioned upon the attainment of pre-established business and/or individual performance conditions over a specified performance period, as may be determined by the Committee.
“Permitted Holder” means any holder who, directly or indirectly, owns more than 25% of the Outstanding Company Voting Securities as of the Effective Date.
“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
“Plan” means the Amplify Energy Corp. 2024 Amended and Restated Equity Incentive Plan as set forth herein, effective and as may be amended from time to time as provided herein.
“Prior Plan” means the Amplify Energy Corp. 2024 Equity Incentive Plan.
“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine, and such other conditions, as are set forth in the Plan and the applicable Award Agreement.
“Restricted Stock Unit” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.
“Service” means a Participant’s employment or service with the Company or any Affiliate.
“Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment representing the excess of the Fair Market Value of a share of Common Stock over the base price per share of the right, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
“Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company or any other Affiliate of the Company that is so designated, from time to time, by the Committee, during the period of such affiliated status; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.
“Total Shares” shall have the meaning set forth in Section 4.1 hereof.
3.
Administration.

3.1
Committee Members.   The Plan shall be administered by the Committee. To the extent required by, or intended to obtain an exemption or benefit under, applicable law or securities exchange rules, the Committee or subcommittee thereof shall be comprised of no fewer than two members of the Board who are appointed by the Board to administer the Plan and who satisfy the requirements for (i) an “independent director” under rules adopted by any national stock exchange on which the Common Stock is then traded, and/or (ii) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, as applicable. Notwithstanding the foregoing, the mere fact that an Award has been granted inconsistent with any of the foregoing provisions of this Section 3.1 shall not invalidate any Award which is otherwise validly made under the Plan. Neither the Company nor any member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

3.2
Committee Authority.   The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (i) determine the Eligible Persons to whom Awards shall be granted under the Plan, (ii) prescribe the restrictions, terms and conditions of all Awards, (iii) interpret the Plan and terms of the Awards, (iv) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a Participant’s Service and the termination of such Service for purposes of any Award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any Award thereunder, (vii) make all determinations it deems advisable for the administration of the Plan, (viii) decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan, (ix) subject to the terms of the Plan, amend the terms of an Award in any manner that is not inconsistent with the Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any Award at any time (including, but not limited to, upon a Change of Control or upon termination of Service under certain circumstances, as set forth in the Award Agreement or otherwise), subject to Section 5.3, and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are foreign nationals or employed outside of the United States. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the

Company or board of directors of an Affiliate or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.
3.3
Delegation of Authority.   The Committee shall have the right, from time to time, to delegate in writing to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) or such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards granted to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act. The Committee shall also be permitted to delegate, to any appropriate officer, employee or agent of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers, employees or agents in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer, employee or agent for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

4.
Shares Subject to the Plan.

4.1
Number of Shares Reserved.   Subject to adjustment as provided in Section 4.4 hereof, the total number of shares of Common Stock that are reserved for issuance under the Plan shall equal the sum of (x) 1,800,000, plus (y) 538,971 shares of Common Stock remaining available for issuance under the Prior Plan, assuming outstanding performance-based awards are counted at “maximum,” which sum is 2,338,971 (such sum of (x) and (y), the “Total Shares”). The maximum number of shares of Common Stock that may be issued pursuant to Incentive Stock Options is equal to the Total Shares. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares. Any Shares of Common Stock that are tendered by a Participant or withheld by the Company (by either actual delivery or attestation) (i) in payment of the exercise, base or purchase price relating to a Stock Option or Stock Appreciation Right under the Plan or the Prior Plan, or (ii) to satisfy any taxes or tax withholding obligations with respect to a Stock Option or Stock Appreciation Right under the Plan or the Prior Plan, as applicable, will not be available for future Awards under the Plan. Any Shares that were subject to a stock-settled Stock Appreciation Right granted under the Plan or the Prior Plan, as applicable, that were not issued upon the exercise of such Stock Appreciation Right shall not become available again for Awards under the Plan. Any Shares that were purchased by the Company on the open market with the proceeds from the exercise of a Stock Option granted under the Plan or the Prior Plan, as applicable, shall not become available for Awards under the Plan. Any Shares that are withheld by the Company or tendered by a Participant (by either actual delivery or attestation) to satisfy tax withholding obligations associated with any Award other than Stock Options or Stock Appreciation Rights granted under the Plan or the Prior Plan, as applicable, shall become available again for future Awards under the Plan.

4.2
Limitation on Awards to Non-Employee Directors.   Notwithstanding anything herein to the contrary, the maximum value of any Awards granted to a non-employee director of the Company in any one calendar year, taken together with any cash fees paid to such non-employed director during such calendar year, in each case, in respect of the non-employee director’s services as a member of the Board during such year, shall not exceed $500,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, however, that, for any calendar year in which a non-employee director (i) first commences service on the Board, (ii) serves on a special committee of the Board, or (iii) serves as lead director or chairman of the Board, additional compensation up to $250,000, whether denominated in cash or Awards, may be paid.

4.3
Share Replenishment.   To the extent that an Award granted under the Plan or the Prior Plan is canceled, expired, forfeited, settled in cash or otherwise terminated without delivery of the shares of Common Stock or payment of consideration to the Participant under the Plan or the Prior Plan, the shares of Common Stock retained by or returned to the Company will not be deemed to have been delivered under the Plan or the Prior Plan, as applicable, and will be available for future Awards under the Plan.
4.4
Adjustments.   If there shall occur any change with respect to the number of outstanding shares of Common Stock by reason of any capital restructuring, recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), the Committee shall, in the manner and to the extent it considers appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made to (i) the maximum number and kind of shares of Common Stock provided in Section 4.1 hereof, (ii) the number and kind of shares of Common Stock, shares of other classes of the Company’s common stock, securities, units or other rights or property subject to, or issuable in respect of, then outstanding Awards, (iii) the exercise or base price for each share or unit or other right subject to then outstanding Awards, (iv) other value determinations applicable to the Plan and/or outstanding Awards, (v) any dividend equivalent rights associated with outstanding Awards and (vi) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, (a) any such adjustments shall, to the extent necessary, be made in a manner consistent with the requirements of Section 409A of the Code and (b) in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code. Without limitation, any adjustments made pursuant to this Section 4.4 may in the Committee’s sole discretion be made through the granting of dividend equivalent rights to holders of outstanding Awards.

5.
Eligibility and Awards.

5.1
Designation of Participants.   Any Eligible Person may be selected by the Committee to receive an Award and become a Participant. The Committee has the authority to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted, the number of shares of Common Stock or units subject to Awards to be granted and the terms and conditions of such Awards consistent with the terms of the Plan. In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate. In making its determination under this Section 5.1, the Committee shall take into account the recommendations of the Company’s Chief Executive Officer.

5.2
Award Agreements.   Each Award granted to an Eligible Person shall be represented by an Award Agreement. The terms of all Awards under the Plan will be set forth in individual Award Agreements as described in Section 14.1 hereof.

5.3
Minimum Vesting Schedule.   Notwithstanding any other provision of the Plan to the contrary, any portion of any Award granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards granted pursuant to Section 14.9 of this Plan; (ii) shares delivered in lieu of fully vested cash obligations; (iii) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting; and (iv) any additional awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 4.4); provided, further, that the foregoing restriction does not limit the Committee’s discretion to provide for accelerated exercisability or vesting of any Award for any reason in the terms of the Award Agreement or otherwise.

6.
Stock Options.

6.1
Grant of Stock Options.   A Stock Option may be granted to any Eligible Person selected by the Committee, except that an Incentive Stock Option may only be granted to an Eligible Person satisfying the conditions of Section 6.7(a) hereof. Each Stock Option shall be designated on the Date of Grant, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option. All Stock Options granted under the Plan to U.S. taxpayers are intended to comply with or be exempt from the requirements of Section 409A of the Code.

6.2
Exercise Price.   The exercise price per share of a Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant.

6.3
Vesting of Stock Options.   The Committee shall, in its discretion, prescribe in an Award Agreement the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable, subject to Section 5.3. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or an Affiliate for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. Except as other determined by the Committee, if the vesting requirements of a Stock Option are not satisfied, the Award shall be forfeited.

6.4
Term of Stock Options.   The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised; provided, however, that the maximum term of a Stock Option shall be ten years from the Date of Grant. The Committee may provide that a Stock Option will cease to be exercisable upon or at the end of a specified time period following a termination of Service for any reason as set forth in the Award Agreement or otherwise. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Affiliate, including by reason of voluntary resignation (whether with or without Good Reason), death, Disability, termination for Cause or any other reason. Subject to Section 409A of the Code and the provisions of this Section 6, the Committee may extend at any time the period in which a Stock Option may be exercised.

6.5
Stock Option Exercise; Tax Withholding.   Subject to such terms and conditions as specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price and applicable withholding tax. Payment of the exercise price may be made: (i) in cash or by cash equivalent acceptable to the Committee, or (ii) to the extent permitted by the Committee in its sole discretion in an Award Agreement or otherwise (A) in shares of Common Stock valued at the Fair Market Value of such shares on the date of exercise, (B) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (C) by reducing the number of shares of Common Stock otherwise deliverable upon the exercise of the Stock Option by the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price, (D) by a combination of the methods described above or (E) by such other method as may be approved by the Committee and set forth in the Award Agreement. In accordance with Section 14.10 hereof, and in addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

6.6
Limited Transferability of Nonqualified Stock Options.   All Stock Options shall be nontransferable except (i) upon the Participant’s death, in accordance with Section 14.2 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act), or as otherwise permitted by the Committee, in each case as may be approved by the Committee in its discretion at the time of proposed transfer. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 14.2 hereof.
6.7
Additional Rules for Incentive Stock Options.

(a)
Eligibility.   An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation Section 1.421-1(h) with respect to the Company or any Affiliate that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.

(b)
Annual Limits.   No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Affiliate or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Stock Options into account in the order in which granted. Any Stock Option grant that exceeds such limit shall be treated as a non-qualified stock option.

(c)
Additional Limitations.   In the case of any Incentive Stock Option granted to an Eligible Person who owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate, the exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Date of Grant and the maximum term shall be five years.

(d)
Termination of Service.   An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than (i) three months following termination of Service of the Participant with the Company and all Affiliates (other than as set forth in clause (ii) of this Section 6.7(d)) or (ii) one year following termination of Service of the Participant with the Company and all Affiliates due to death or permanent and total disability within the meaning of Section 22(e)(3) of the Code, in each case as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(e)
Other Terms and Conditions; Nontransferability.   Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. A Stock Option that is granted as an Incentive Stock Option shall, to the extent it fails to qualify as an “incentive stock option” under the Code, be treated as a Nonqualified Stock Option. An Incentive Stock Option shall by its terms be nontransferable other than in accordance with Section 14.2 hereof, and shall be exercisable during the lifetime of a Participant only by such Participant.

(f)
Disqualifying Dispositions.   If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

6.8
Repricing Prohibited.   Subject to the anti-dilution adjustment provisions contained in Section 4.4 hereof, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall (i) cancel a Stock Option when the exercise price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award (other than in connection with a Change of Control) or cause the cancellation, substitution or amendment of a

Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan, or (ii) approve any modification to such a Stock Option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by any national stock exchange on which the Common Stock is then traded.
6.9
Dividend Equivalent Rights.   Dividends shall not be paid with respect to Stock Options. Notwithstanding anything in an Agreement to the contrary, the holder of Stock Options shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such Stock Options.

6.10
No Rights as Stockholder.   The Participant shall not have any rights as a stockholder with respect to the shares underlying a Stock Option until such time as shares or Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

7.
Stock Appreciation Rights.

7.1
Grant of Stock Appreciation Rights.   Stock Appreciation Rights may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock Appreciation Rights shall be nontransferable, except as provided in Section 14.2 hereof. All Stock Appreciation Rights granted under the Plan to U.S. taxpayers are intended to comply with or otherwise be exempt from the requirements of Section 409A of the Code.

7.2
Stand-Alone and Tandem Stock Appreciation Rights.   A Stock Appreciation Right may be granted without any related Stock Option, or may be granted in tandem with a Stock Option, either on the Date of Grant or at any time thereafter during the term of the Stock Option. The Committee shall in its discretion provide in an Award Agreement the time or times at which or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable, subject to Section 5.3. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or an Affiliate for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. Except as other determined by the Committee, if the vesting requirements of a Stock Appreciation Right are not satisfied, the Award shall be forfeited. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee; provided, however, that the maximum term of a Stock Appreciation Right shall be ten years from the Date of Grant. The Committee may provide that a Stock Appreciation Right will cease to be exercisable upon or at the end of a period following a termination of Service for any reason. The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its discretion; provided, however, that the base price per share of any such stand-alone Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant.

7.3
Payment of Stock Appreciation Rights.   A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.

7.4
Repricing Prohibited.   Subject to the anti-dilution adjustment provisions contained in Section 4.4 hereof, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall (i) cancel a Stock Appreciation Right when the base price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award (other than in connection with a Change of Control) or cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan, or (ii) approve any modification to such Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by any national stock exchange on which the Common Stock is then traded.
7.5
Dividend Equivalent Rights.   Dividends shall not be paid with respect to Stock Appreciation Rights. Notwithstanding anything in an Agreement to the contrary, the holder of Stock Appreciation Rights shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such Stock Appreciation Rights.

8.
Restricted Stock Awards.

8.1
Grant of Restricted Stock Awards.   A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

8.2
Vesting Requirements.   The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or an Affiliate for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. Except as other determined by the Committee, if the vesting requirements of a Restricted Stock Award shall not be satisfied or, if applicable, the performance goal(s) with respect to such Restricted Stock Award are not attained, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

8.3
Transfer Restrictions.   Shares granted under any Restricted Stock Award may not be transferred, assigned or made subject to any encumbrance, pledge or charge until all applicable restrictions are removed or have expired, except as provided in Section 14.2 hereof. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Committee may require in an Award Agreement that certificates (if any) representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates (if any) representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

8.4
Rights as Stockholder.   Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a stockholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends and distributions, if dividends are declared during the period that an equity Award is outstanding, such dividends (or distributions) shall either (i) not be paid or credited with respect to such Award, or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld. Notwithstanding anything in this Section 8.4 to the contrary, dividends and other distributions made with respect to a Restricted Stock Award that is subject to performance-based vesting shall not be paid until, and only to the extent that, the Award vests. The dividends payable with respect to Restricted Stock Awards that do not vest shall be forfeited.

8.5
Section 83(b) Election.   If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue

Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.
9.
Restricted Stock Units.

9.1
Grant of Restricted Stock Units.   A Restricted Stock Unit may be granted to any Eligible Person selected by the Committee. The value of each Restricted Stock Unit is equal to the Fair Market Value of a share of Common Stock on the applicable date or time period of determination, as specified by the Committee. Restricted Stock Units shall be subject to such restrictions and conditions as the Committee shall determine. In addition, a Restricted Stock Unit may be designated as a “Performance Stock Unit,” the vesting requirements of which may be based, in whole or in part, on the attainment of pre-established business and/or individual performance goal(s) over a specified performance period, or otherwise, as approved by the Committee in its discretion. Restricted Stock Units shall be non-transferable, except as provided in Section 14.2 hereof.

9.2
Vesting of Restricted Stock Units.   The Committee shall, in its discretion, determine any vesting requirements with respect to Restricted Stock Units, subject to Section 5.3, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit may be based on the continued Service of the Participant with the Company or an Affiliate for a specified time period (or periods) and/or on such other terms and conditions as approved by the Committee (including performance goal(s)) and/or on such other terms and conditions as approved by the Committee in its discretion. Except as other determined by the Committee, and, if the vesting requirements of a Restricted Stock Unit Award are not satisfied, the Award shall be forfeited.

9.3
Payment of Restricted Stock Units.   Restricted Stock Units shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in shares of Common Stock or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a Restricted Stock Unit shall be made based upon the Fair Market Value of a share of Common Stock, determined on such date or over such time period as determined by the Committee.

9.4
Dividend Equivalent Rights.   Restricted Stock Units may be granted together with dividend equivalent rights with respect to the shares of Common Stock subject to the Award, which dividend equivalent rights may be accumulated and may be deemed reinvested in additional Restricted Stock Units or may be accumulated in cash, as set forth in the Award Agreement or as determined by the Committee in its discretion. Any payments made pursuant to dividend equivalent rights shall either (i) not be paid or credited with respect to such Restricted Stock Units, or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as such Restricted Stock Units, and shall only be paid at the time or times such vesting requirement(s) are satisfied. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any dividend equivalent rights. Notwithstanding anything in this Section 9.4 to the contrary, dividends and other distributions made with respect to a Restricted Stock Unit that is subject to performance-based vesting shall not be paid until, and only to the extent that, the Award vests. Dividend equivalent rights may be subject to forfeiture under the same conditions as apply to the underlying Restricted Stock Units. The dividends payable with respect to Restricted Stock Units that do not vest shall be forfeited.

9.5
No Rights as Stockholder.   The Participant shall not have any rights as a stockholder with respect to the shares subject to a Restricted Stock Unit until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

10.
Other Stock-Based Awards.

10.1
General.   The Committee, in its sole discretion, may grant Awards that are valued, in or whole or in part, by reference to, or are otherwise based on the Fair Market Value of shares of Common Stock (“Other Stock-Based Awards”), including, without limitation, unrestricted shares, deferred shares, phantom shares or units, and dividend equivalent rights. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more shares of Common Stock (or the equivalent cash value thereof) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. The Committee may also grant Common Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based awards will be made, the number of shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, whether such Other Stock-Based Awards shall be settled in cash, shares or a combination of cash and shares, and all other terms and conditions of such Awards not inconsistent with the terms of the Plan. Any dividends or dividend equivalents with respect to an Other Stock-Based Award that is subject to vesting conditions shall be subject to the same restrictions as the underlying Award.

11.
Cash Awards.

11.1
General.   The Committee, in its sole discretion, may grant cash awards, on a free-standing basis or as an element of, a supplement to, or in lieu of any other Award under the Plan to Eligible Persons in such amounts and subject to such other terms as the Committee determines to be appropriate.

12.
Change of Control.

12.1
Treatment of Awards Assumed or Substituted by a Surviving Entity.   Unless otherwise provided by the Committee in an Award Agreement or any applicable Participant Agreement in effect between the Company or an Affiliate and a Participant:

(a)
In the event of a Change of Control in which the surviving entity (together with its affiliates, the “Surviving Entity”) assumes outstanding Awards or substitutes similar awards under the Surviving Entity’s equity compensation plan for outstanding Awards on the same terms and conditions as the original Awards, such Awards that are assumed or substituted shall not vest solely as a result of the occurrence of the Change of Control.

(b)
If, within eighteen (18) months following the date on which such Change of Control occurs, a Participant’s service, consulting relationship or employment with the Surviving Entity is terminated by the Surviving Entity without Cause or, in the event the Participant is party to a Participant Agreement that contains a definition of “Good Reason” or like term, the Participant resigns for Good Reason, subject to the Participant’s execution and non-revocation of a general release of claims in favor of the Company and its Affiliates within sixty (60) days following such termination and continued compliance with all applicable restrictive covenants, any outstanding Awards or substitute awards shall become immediately vested and exercisable, as applicable. Unless the applicable Award Agreement specifically provides for different treatment upon the circumstances described in this Section 12.1(b), the performance period applicable to performance-based Awards as set forth in the applicable Award Agreement shall be deemed to have ended as of the third business day prior to the date of the consummation of such Change of Control (the “Measurement Date”) and such performance-based Award shall be settled based on the greater of (A) actual performance achieved through the Measurement Date and (B) the target level of performance as set forth in the Award Agreement. The portion of the performance-based Award, if any, that become vested pursuant to this Section 12.1(b) shall be settled in accordance with Section 9.3 within sixty (60) days following the date of such termination.
12.2
Treatment of Awards Not Assumed or Substituted.   Unless otherwise provided by the Committee in an Award Agreement or any applicable Participant Agreement in effect between the Company or an Affiliate and a Participant, upon a Change of Control in which outstanding Awards are not assumed or substitute awards are not granted by the Surviving Entity as provided in Section 12.1 above, any such Awards shall become immediately vested and exercisable, as applicable, and any restrictions then in force will lapse, with performance-based Awards deemed earned at the greater of (a) the target level of performance as set forth in the Award Agreement, and (b) the actual performance achieved through the Measurement Date.

12.3
Definition of Change of Control.   Unless otherwise defined in an Award Agreement, “Change of Control” shall mean the occurrence of one or more of the following events after the Effective Date:

(a)
Any Person becomes the Beneficial Owner (as ascribed to such term in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”), including by way of merger, consolidation or otherwise, other than pursuant to a transaction described under Section 12.3(c) below that does not constitute Change of Control under such Section 12.3(c); provided, however, that for purposes of this definition, the following acquisitions shall not be taken into account in determining whether a Change of Control has occurred: (i) any acquisition of voting securities of the Company directly from the Company; (ii) any acquisition by the Company or any of its Affiliates of Outstanding Company Voting Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company or any of its Affiliates; or (iii) any acquisition of Outstanding Company Voting Securities by a Permitted Holder.

(b)
The following individuals (the “Incumbent Directors”) cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent or proxy solicitation, relating to the election of directors of the Company by or on behalf of a Person other than the Board) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.

(c)
Consummation of a reorganization, recapitalization, merger or consolidation involving the Company, unless, following such transaction: (i) any individuals and entities that were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such transaction are the Beneficial Owners, directly or indirectly, of more than 50% of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the transaction (“successor entity”) in substantially the same relative proportions as their ownership immediately prior to such transaction; (ii) no Person (excluding any successor entity or any employee benefit plan or related trust of the Company, such successor entity or any of their Subsidiaries) is the Beneficial Owner, directly or indirectly, of more than 30% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the successor entity, except to the extent that such ownership existed prior to any such transaction; and (iii) at least a majority of the members of the board of directors (or comparable governing body) of the successor entity were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement or of the action of the Board providing for such transaction.

(d)
The sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person. Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the Code with respect to the payment of “nonqualified deferred compensation,” “Change of Control” shall be limited to a “change in control event” as defined under Section 409A of the Code.

13.
Forfeiture Events.

13.1
General.   The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of Service for Cause; violation of Company policies; breach of noncompetition, non-solicitation, confidentiality or other restrictive covenants that may apply to the Participant; or other conduct by the Participant that is detrimental to the business or reputation of the Company.

13.2
Termination for Cause.   Unless otherwise provided by the Committee and set forth in an Award Agreement, if (i) a Participant’s Service with the Company or any Affiliate shall be terminated for Cause or (ii) after termination of Service for any other reason, the Committee determines in its reasonable discretion that after termination, the Participant engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Affiliate, such Participant’s rights, payments and benefits with respect to an Award shall be subject to cancellation, forfeiture and/or recoupment. The Company shall have the power to determine whether the Participant has been terminated for Cause, the date upon which such termination for Cause occurs and whether the Participant engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Affiliate. Any such determination shall be final, conclusive and binding upon all Persons. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s Service for Cause or violates any continuing obligation or duty of the Participant in respect of the Company or any Affiliate, the Company may suspend the Participant’s rights to exercise any Stock Option or Stock Appreciation Right, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act or omission could constitute the basis for a termination for Cause as provided in this Section 13.2.

14.
General Provisions.

14.1
Award Agreement.   An Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock subject to the Award, the exercise price, base price or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement also may set forth the effect on an Award of (i) a Change of Control and/or (ii) a termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and also may set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time. In the event of any conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall supersede and control.

14.2
No Assignment or Transfer; Beneficiaries.   Except as provided in Section 6.6 hereof or as otherwise determined by the Committee, Awards under the Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, in the event of the death of a Participant, except as otherwise provided by the Committee in an Award Agreement, an outstanding Award may be exercised by or shall become payable to the legatee or legatees of such Award designated under the Participant’s last will or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution. The Committee may provide in the terms of an Award Agreement or in any other manner prescribed by the Committee that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death.

14.3
Deferrals of Payment.   The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award; provided, however, that such discretion shall not apply in the case of a Stock Option or Stock Appreciation Right. In this regard, the Committee’s determination under the Plan need not be uniform and may be made by the Committee selectively among the Participants and Eligible Persons. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

14.4
No Right to Employment or Continued Service.   Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or any Participant any right to continue in the Service of the Company or any of its Affiliates or interfere in any way with the right of the Company or any of its Affiliates to terminate the Service of an Eligible Person or a Participant for any reason or no reason at any time.

14.5
Conditions and Restrictions on Shares of Common Stock.   Upon delivery of shares of Common Stock pursuant to the Plan, if the shares of Common Stock are not listed on any national stock exchange, then the Committee may impose such other conditions or restrictions on any shares of Common Stock received in connection with an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, requirements that the Participant: (a) become a signatory to the Company’s then-existing stockholders’ agreement, if applicable; (b) hold the shares received for a specified period of time; or (c) represent and warrant in writing that the Participant is acquiring the shares for investment and without any present intention to sell or distribute such shares. The certificates for shares of Common Stock may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such shares.

14.6
Rights as Stockholder.   A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.4 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights. The Committee may determine in its discretion the manner of delivery of Common Stock to be issued under the Plan, which may be by delivery of stock certificates, electronic account entry into new or existing accounts or any other means as the Committee, in its discretion, deems appropriate. The Committee may require that the stock certificates (if any) be held in escrow by the Company for any shares of Common Stock or cause the shares to be legended in order to comply with the securities laws or other applicable restrictions, or, should the shares of Common Stock be represented by book or electronic account entry rather than a certificate, the Committee may take such steps to restrict transfer of the shares of Common Stock as the Committee considers necessary or advisable.

14.7
Section 409A Compliance.

(a)
To the extent applicable, it is intended that the Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. In the event that any (i) provision of the Plan or an Award Agreement, (ii) Award, payment, transaction or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements.

(b)
No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Agreement upon a termination of Service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of Service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six months plus one day following the date of the Participant’s termination of Service or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A). In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

14.8
Securities Law Compliance.   No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares of Common Stock pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action that the Company determines is necessary or advisable to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue-sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired solely for investment purposes and without any current intention to sell or distribute such shares.

14.9
Substitute Awards in Corporate Transactions.   Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Any such substitute awards shall not reduce the share reserve except as may otherwise be required under applicable law or the listing requirements of any national stock exchange on which the Common Stock is traded.

14.10
Tax Withholding.   The Participant shall be responsible for payment of any taxes or similar charges required by law to be paid or withheld from an Award or an amount paid in satisfaction of an Award. Any required withholdings shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include permitting the Participant to elect to satisfy the withholding obligation by tendering shares of Common Stock to the Company or having the Company withhold a number of shares of Common Stock having a value that does not exceed the maximum statutory tax or as otherwise specified in an Award Agreement, or similar charge required to be paid or withheld.

14.11
Unfunded Plan.   The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of shares of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

14.12
Other Compensation and Benefit Plans.   The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

14.13
Plan Binding on Transferees.   The Plan shall be binding upon the Company and its transferees and assigns, and the Participant and the Participant’s executor, administrator and permitted transferees and beneficiaries.

14.14
Severability.   If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

14.15
Governing Law.   The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal or other securities laws.

14.16
No Fractional Shares.   No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

14.17
No Guarantees Regarding Tax Treatment.   Neither the Company nor the Committee make any guarantees to any person regarding the tax treatment of Awards or payments made under the Plan. Neither the Company nor the Committee has any obligation to take any action to prevent the assessment of any tax on any person with respect to any Award under Section 409A of the Code, Section 4999 of the Code or otherwise, and neither the Company nor the Committee shall have any liability to a person with respect thereto.

14.18
Data Protection.   By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company, its Subsidiaries and any third-party administrators of any data of a professional or personal nature for the purpose of administering the Plan.

14.19
Clawbacks.   All awards, amounts, or benefits received or outstanding under this Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy or any applicable law related to such actions. A Participant’s acceptance of an Award will constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to the Participant, whether adopted before or after the Effective Date, and any applicable law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Participant’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.

14.20
Term.   The Plan shall be effective on the Effective Date. On and after the Effective Date, no awards will be granted under the Prior Plan; provided, that outstanding awards granted under the Prior Plan will continue unaffected following the Effective Date and shall remain subject to the terms and conditions of the Prior Plan. Subject to Section 14.21 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

14.21
Amendment and Termination.   The Board may from time to time and in any respect, amend, modify, suspend or terminate the Plan; provided, however, that no amendment, modification, suspension or termination of the Plan shall materially and adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award; provided, further, that without the approval of the holders of the shares of Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (a) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (b) change the classification of individuals eligible to receive Awards under this Plan; (c) reduce the exercise price of any Stock Option or Stock Appreciation Right; (d) grant any new Stock Option, Stock Appreciation Right, or other award in substitution for, or upon the cancellation of, any previously granted Stock Option or Stock Appreciation Right that has the effect of reducing the exercise price thereof; (e) exchange any Stock Option or Stock Appreciation Right for Common Stock, cash, or other consideration when the exercise price per share of Common Stock under such Stock Option or Stock Appreciation Right exceeds the Fair Market Value of a share of Common Stock; or (f) take any action that would be considered a “repricing” of a Stock Option or Stock Appreciation Right under the applicable listing standards of the national exchange on which the Common Stock is listed (if any). The Board may seek the approval of any amendment, modification, suspension or termination by the Company’s stockholders to the extent it deems necessary in its discretion for purposes of compliance with Section 422 of the Code or for any other purpose, and shall seek such approval to the extent it deems necessary in its discretion to comply with applicable law or listing requirements of any national stock exchange on which the Common Stock is traded. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable in its discretion to comply with or to take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV96095-P48696For Against Abstain For Against Abstain! ! !! ! !! ! !! ! !! ! ! ! ! !! ! !AMPLIFY ENERGY CORP. Nominees:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.2. To ratify the appointment, by the Audit Committee of our board of directors, of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.3. To approve, on a non-binding advisory basis, the compensation of our named executive officers.4. To approve the Amplify Energy Corp. 2024 Amended and Restated Equity Incentive Plan.5. To approve, by a non-binding vote, the frequency of stockholder advisory votes on the compensation of our named executive officers.NOTE: To transact such other business as may be properly presented at the Annual Meeting or any adjournment or postponement thereof.1. Election of DirectorsThe Board of Directors recommends you vote "FOR" the following:The Board of Directors recommends you vote "FOR" proposals 2, 3 and 4 and "1 YEAR" on Proposal 5.1a. Deborah G. Adams1b. Clint Coghill1c. Daniel Furbee1d. Christopher W. Hamm1e. Todd R. SnyderAMPLIFY ENERGY CORP.500 DALLAS STREET, SUITE 1700HOUSTON, TX 77002VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 2, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 2, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.VOTE DURING THE MEETINGYou may vote online during the Annual Meeting at www.cesonlineservices.com/ampy26_vm; however, attending the meeting without completing a ballot will not count as a vote. Please read the proxy statement for more information on voting during the Annual Meeting. To vote online during the Annual Meeting you will need to register in advance at www.cesonlineservices.com/ampy26_vm prior to June 2, 2026 at 9:00 a.m., Houston Time.! ! !! ! ! !1 Year 2 Years 3 Years AbstainSCAN TO VIEW MATERIALS & VOTE w

V96096-P48696Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.Continued and to be signed on reverse sideAMPLIFY ENERGY CORP.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSANNUAL MEETING OF STOCKHOLDERSJune 3, 2026The undersigned hereby appoint(s) Daniel Furbee and Eric M. Willis, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Amplify Energy Corp. that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Houston Time, on June 3, 2026, which will be held via live audio webcast at www.cesonlineservices.com/ampy26_vm, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS ON PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4 AND "1 YEAR" ON PROPOSAL 5.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.